SUPPLEMENT DATED MARCH 8, 1999
                       TO THE PRINCIPAL FUNDS' PROSPECTUS
                               DATED MARCH 1, 1999

Effective March 8, 1999, the Prospectus for the Principal Mutual Funds is amended by replacing the table on the bottom of page 40 with the following:

                                              All Funds (Except           Sales Charge for            Sales Charge for
                                           Limited Term Bond Fund)     Limited Term Bond Fund        Dealers Allowance as
                                            Sales Charge as % of:       Sales Charge as % of:        % of Offering Price
                                           -----------------------     ----------------------        --------------------
                                            Offering    Net Amount      Offering    Net Amount  All Funds Except     Limited Term
               Amount invested                Price      Invested         Price      Invested   Limited Term Bond        Bond
         ---------------------------------  --------    ----------     ---------    ----------  -----------------    ------------
         Less than $50,000                    4.75%        4.99%          1.50%        1.52%          4.00%             1.25%
         $50,000 but less than $100,000       4.25%        4.44%          1.25%        1.27%          3.75%             1.00%
         $100,000 but less than $250,000      3.75%        3.90%          1.00%        1.10%          3.25%             0.75%
         $250,000 but less than $500,000      2.50%        2.56%          0.75%        0.76%          2.00%             0.50%
         $500,000 but less than $1,000,000    1.50%        1.52%          0.50%        0.50%          1.25%             0.25%
         $1,000,000 or more                      0            0              0            0           0.75%             0.25%


MM 625 S-11

                             PRINCIPAL MUTUAL FUNDS




DOMESTIC GROWTH-ORIENTED FUNDS

Principal Balanced Fund, Inc.
Principal Blue Chip Fund, Inc.
Principal Capital Value Fund, Inc.
Principal Growth Fund, Inc.
Principal MidCap Fund, Inc.
Principal Real Estate Fund, Inc.
Principal SmallCap Fund, Inc.
Principal Utilities Fund, Inc.


INTERNATIONAL GROWTH-ORIENTED FUNDS

Principal International Emerging Markets Fund, Inc.
Principal International Fund, Inc.
Principal International SmallCap Fund, Inc.


                     INCOME-ORIENTED FUNDS

Principal Bond Fund, Inc.
Principal Government Securities Income Fund, Inc.
Principal High Yield Fund, Inc.
Principal Limited Term Bond Fund, Inc.
Principal Tax-Exempt Bond Fund, Inc.


MONEY MARKET FUND

Principal Cash Management Fund, Inc.


     This Prospectus describes mutual funds organized by Principal Life Insurance Company. The Funds provide a choice of investment objectives through Domestic Growth-Oriented Funds, International Growth-Oriented Funds, Income-Oriented Funds and the Money Market Fund.





                  The date of this Prospectus is March 1, 1999.







Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


Fund Descriptions..............................................................4
   Domestic Growth-Oriented Funds..............................................6
     Balanced Fund.............................................................6
     Blue Chip Fund............................................................8
     Capital Value Fund.......................................................10
     Growth Fund .............................................................12
     MidCap Fund..............................................................14
     Real Estate Fund.........................................................16
     SmallCap Fund............................................................18
     Utilities Fund...........................................................20

   International Growth-Oriented Funds........................................22
     International Emerging Markets Fund......................................22
     International Fund.......................................................24
     International SmallCap Fund..............................................26

   Income Funds...............................................................28
     Bond Fund................................................................28
     Government Securities Income Fund........................................30
     High Yield Fund..........................................................32
     Limited Term Bond Fund...................................................34
     Tax-Exempt Bond Fund.....................................................36

   Money Market Fund..........................................................38
     Cash Management Fund.....................................................38

The Costs of Investing........................................................40

Certain Investment Strategies and Related Risks...............................46

Management, Organization and Capital Structure................................50

Pricing of Fund Shares........................................................51

Dividends and Distributions...................................................52

How To Buy Shares.............................................................53

How To Sell Shares............................................................55

How To Exchange Shares Among Principal Funds..................................58

General Information about a Fund Account......................................60

Financial Highlights..........................................................63


FUND DESCRIPTIONS.

The   Principal   Mutual  Funds  has  three   categories   of  funds:   domestic
growth-oriented funds, international growth-oriented funds and income-oriented funds.


The Growth-Oriented Funds invest primarily in common stocks. Under normal market conditions, the Growth-Oriented Funds (except Balanced and Utilities) are fully invested in equity securities. Under unusual circumstances, each of the Growth-Oriented Funds may invest without limit in cash for temporary defensive purposes. See Temporary Defensive Measures. When doing so, the Fund is not investing to achieve its investment objective. The Funds also maintain a portion of their assets in cash while they are making long-term investment decisions and to cover sell orders from shareholders.


The Income-Oriented Funds each have a rating limitation with regard to the quality of the bonds that are held in its portfolio. The rating limitation applies when the Fund purchases a bond. If the rating on a bond changes while the Fund owns it, the Fund is not required to sell the bond. The SAI contains additional information about bond ratings by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

In the description for each Fund, you will find important  information about the
Fund's:

Primary investment strategy
This section summarizes how the Fund intends to achieve its investment objective. It identifies the Fund's primary investment strategy (including the type or types of securities in which the Fund invests) and any policy to concentrate in securities of issuers in a particular industry or group of industries.


Annual operating expenses
The annual operating expenses for each Fund are deducted from Fund assets (stated as a percentage of Fund assets) and are shown as of the end of the most recent fiscal year. The examples on the following pages are intended to help you compare the cost of investing in a particular fund with the cost of investing in other mutual funds. The examples assume you invest $10,000 in a Fund for the time periods indicated. The first three lines of each example assume that you sell all of your shares at the end of those time periods. The second three assume that you do not sell your shares at the end of the periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses are the same as the most recent fiscal year expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown.


Day-to-day fund management
The investment professionals who manage the assets of each Fund are listed with each Fund. Backed by their staffs of experienced securities analysts, they provide the Funds with professional investment management.


Principal Management Corporation serves as the manager for the Principal Mutual Funds. It has signed sub-advisory contracts with Invista Capital Management, LLC. Under those contracts, Invista provides portfolio management for the Growth-Oriented Funds (except the Real Estate Fund), the Government Securities and Limited Term Bond Funds (see Management, Organization and Capital Structure).


Fund Performance
Included in each Fund's description is a set of tables and a bar chart. Together, these provide an indication of the risks involved when you invest.


The bar chart shows changes in the Fund's performance from year to year. The performance reflected in the chart does not include a sales charge, which would make the returns less than those shown. Fund shares are generally sold subject to a sales charge which can be either a front-end sales charge or a contingent deferred sales charge (CDSC) (see THE COSTS OF INVESTING). One of the tables compares the Fund's average annual returns for 1, 5 and 10 years with a broad based securities market index (a broad measure of market performance) and an average of mutual funds with a similar investment objective and management style. The averages used are prepared by Lipper, Inc. (an independent statistical service). The table shows how the Fund's performance compares with the returns of an index and with funds having similar investment objectives. The other table for each Fund provides the highest and lowest quarterly rate of return for that Fund's Class A shares during the last 10 years.


A Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

You may call Principal Mutual Funds (1-800-247-4123) to get the current 7-day yield for the Cash Management Fund.

NOTE: All investors should read the prospectus sections discussing the Funds, the expenses and management (See Fund Descriptions; The Costs of Investing, Management, Organization and Capital Structure; Dividends and Distributions; Pricing of Fund Shares; and Financial Highlights).

         Investments in these Funds are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


DOMESTIC GROWTH-ORIENTED FUND

Principal Balanced Fund, Inc.
The Balanced Fund seeks to generate a total investment return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of the investment objective.

Main Strategies
The Balanced Fund invests primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Fund's assets. The remainder of the Fund's assets are invested in bonds and cash.


In selecting common stocks, the Sub-Advisor, Invista, looks for companies that have predictable earnings and which, based on growth prospects, are undervalued in the marketplace. Invista buys stocks with the objective of long-term capital appreciation. From time to time, Invista purchases stocks with the expectation of price appreciation over the short term. In response to changes in economic conditions, Invista may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks.

The value of the stocks owned by the Fund changes on a daily basis. Stock prices reflect the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors.

The Fund generates interest income by investing in bonds and notes. Bonds and notes are also purchased for capital appreciation purposes when Invista thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Fund may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by S&P or Baa by Moody's. See Risks of High Yield Securities.


Main Risks
Bond values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. Generally, when interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


Because the values of the Fund's assets may rise or fall, when shares of the Fund are sold they may be worth more or less than the amount paid for them.

The Balanced Fund is generally a suitable investment for investors seeking long-term growth but who are uncomfortable accepting the risks of investing entirely in common stocks.



Annual Total Returns

"1989"  10.65
"1990"  -5.18
"1991"  31.72
"1992"  10.47
"1993"  9.01
"1994"  -3.38
"1995"  23.39
"1996"  13
"1997"  17.29
"1998"  11.2

Calendar Years Ended December 31


                                Highest & lowest
                             quarterly total returns
                            during the last 10 years

                      Quarter Ended            Return
                         3/31/91               11.34%
                         9/30/90              (11.70%)




                          Average annual total returns
                     for the period ending December 31, 1998

                                             Past One Past Five Past Ten
                                              Year     Years    Years

              Class A                         11.20%   11.93%   11.33%
              Class B                         10.31    15.44*     -

              S&P 500 Stock Index             28.58    24.06    19.21
              Lehman Brothers Government/
                Corporate Bond Index           9.47     7.30     9.33
              Lipper Balanced Fund Average    13.48    13.93    13.04

          * Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 1998.

The year to date return as of December 31, 1998 for Class A shares is 11.20% and for Class B shares is 10.31%.

                       Fund Operating Expenses


                                               Class A  Class B
     Management Fees........................    0.59%    0.59%
     12b-1 Fees.............................    0.25%    0.91%

     Other Expenses.........................    0.44%    0.54%
          Total Fund Operating Expenses         1.28%    2.04%


                           Examples*

                        1 Year  3 Years  5 Years 10 Years
    Class A              $599     $862  $1,144   $1,947
    Class B               619      967   1,330    2,082
 You would  pay the  following  expenses  if you did not  redeem  your shares:
    Class A               599      862   1,144    1,947
    Class B               207      640   1,098    2,082


   * The Examples assume 1) an investment of $10,000, 2) a 5% annual return and 3) expenses are the same as the most recent fiscal year expenses.



Day-to-day Fund management:
                  Since April 1993      Co-Manager: Judith A. Vogel, CFA.
                                        Portfolio Manager of Invista since 1987.
                  Since December 1997   Co-Manager: Martin J. Schafer, Portfolio
                                        Manager of Invista since 1992.

DOMESTIC GROWTH-ORIENTED FUND

Principal Blue Chip Fund, Inc.
The Blue Chip Fund seeks to achieve growth of capital and growth of income by investing primarily in common stocks of well capitalized, established companies.

Main Strategies
The Blue Chip Fund invests primarily in common stocks of large, established companies. The Sub-Advisor, Invista, selects the companies it believes to have the potential for growth of capital, earnings and dividends. Under normal market conditions, the Fund invests at least 65% (and may invest up to 100%) of its assets in blue chip companies. Blue chip companies are easily identified by:
     o   size (market capitalization of at least $1 billion)
     o   established history of earnings and dividends
     o   easy access to credit
     o   good industry position
     o   superior management structure



In addition, the large market of publicly held shares for these companies and their generally high trading volume results in a relatively high degree of liquidity for these stocks.

Invista may invest up to 35% of Fund assets in equity securities, other than common stocks, issued by blue chip companies and in equity securities of companies that do not fit the blue chip definition. It may also invest up to 5% of Fund assets in securities of unseasoned issuers, which are more speculative than blue chip company securities. See Securities of Unseasoned Issuers. Up to 20% of Fund assets may be invested in foreign securities. The issuers of the foreign securities do not have to meet the criteria for blue chip companies (See Foreign Securities).


Main Risks
The value of the stocks owned by the Fund changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. When shares of the Fund are sold, they may be worth more or less than the amount paid for them.


The Blue Chip Fund is generally a suitable investment for investors seeking long-term growth who are willing to accept the risks of investing in common stocks but who prefer investing in larger, established companies.



Annual Total Returns
"1992"  6.09
"1993"  2.62
"1994"  3.36
"1995"  33.19
"1996"  16.78
"1997"  26.25
"1998"  16.55

Calendar Years Ended December 31

                           Highest & lowest
                        quarterly total returns
                        during the last 8 years

                  Quarter Ended       Quarterly Return

                     6/30/97               16.40%
                     9/30/98               (9.92%)

                     Average annua1 total returns
                for the period ending December 31, 1998

                                   Past One Past FivePast Ten
                                     Year     Years    Years

         Class A                     16.55%   18.79%   14.87%*
         Class B                     15.69    22.38**    -

         S&P 500 Stock Index         28.58    24.06    19.21
         Lipper Growth and
           Income Fund Average       15.61    18.53    15.76

      * Period from March 1, 1991, date Class A shares first offered to the public, through December 31, 1998.
      ** Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 1998.

The year to date return as of December 31, 1998 for Class A shares is 16.55% and for Class B shares is 15.69%.

                       Fund Operating Expenses


                                               Class A  Class B
     Management Fees........................    0.48%    0.48%
     12b-1 Fees.............................    0.25%    0.91%

     Other Expenses.........................    0.58%    0.63%
         Total Fund Operating Expenses          1.31%    2.02%


                           Examples*

                        1 Year  3 Years  5 Years 10 Years
    Class A              $602     $870  $1,159   $1,979
    Class B               617      961   1,320    2,080
 You would  pay the  following  expenses  if you did not  redeem  your shares:
    Class A               602      870   1,159    1,979
    Class B               205      634   1,088    2,080


   * The Examples assume 1) an investment of $10,000, 2) a 5% annual return and 3) expenses are the same as the most recent fiscal year expenses.


Day-to-day Fund management:
    Since March 1991      Manager:  Mark T. Williams, CFA. Portfolio Manager of
                          Invista since 1995.

DOMESTIC GROWTH-ORIENTED FUND

Principal Capital Value Fund, Inc.
The Capital Value Fund seeks to achieve primarily long-term capital appreciation and secondarily growth of investment income through the purchase primarily of common stocks, but the Fund may invest in other securities.

Main Strategies
The Capital Value Fund invests primarily in common stocks. It may also invest in other equity securities. To achieve its investment objective, the Sub-Advisor, Invista, invests primarily in securities that have "value" characteristics. This process is known as "value investing." Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.


Securities chosen for investment may include those of companies which Invista believes can be expected to share in the growth of the nation's economy over the long term. The current price of the Fund's assets reflect the activities of the individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary.

In making selections for the Fund's investment portfolio, Invista uses an approach described as "fundamental analysis." The basic steps involved in this analysis are:

     o Research. Invista researches economic prospects over the next one to two years rather than focusing on near term expectations. This approach is designed to provide insight into a company's real growth potential.

     o Valuation. The research findings allow Invista to identify the prospects for the major industrial, commercial and financial segments of the economy. Invista looks at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition and research productivity. It then uses this information to judge the prospects for each industry for the near and intermediate term.

     o Ranking. Invista then ranks the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. Computer models help to quantify the research findings.

     o Stock selection. Invista buys and sells stocks according to the Fund's own policies using the research and valuation rankings as a basis. In general, Invista buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, other factors may be taken into account such as:
         o  events that could cause a stock's price to rise or fall;
         o  anticipation  of high potential  reward  compared to potential risk;
            and
         o belief that a stock is temporarily mispriced because of market overreactions.


Main Risks
The Capital Value Fund is generally a suitable investment for investors seeking long-term growth, who are willing to accept the risks of investing in common stocks but also prefer investing in companies that appear to be considered undervalued relative to similar companies. When shares of the Fund are sold, they may be worth more or less than the amount paid for them.






Annual Total Returns

"1989"  14.76
"1990"  -10.64
"1991"  37.21
"1992"  9.09
"1993"  7.56
"1994"  0.21
"1995"  31.9
"1996"  23.42
"1997"  28.69
"1998"  12.13

  Calendar Years Ended December 31

                              Highest & lowest
                           quarterly total returns
                          during the last 10 years

                     Quarter Ended            Return

                        3/31/91               17.94%
                        9/30/90              (17.62%)




                        Average annua1 total returns
                   for the period ending December 31, 1998

                                      Past One Past FivePast Ten
                                        Year     Years    Years

            Class A                     12.13%   18.68%   14.54%
            Class B                     11.29    23.25*     -

            S&P 500 Stock Index         28.58    24.06    19.21
            Lipper Growth and Income
              Fund Average              15.61    18.53    15.76

         * Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 1998.

The year to date return as of December 31, 1998 for Class A shares is 12.13% and for Class B shares is 11.29%.

                       Fund Operating Expenses


                                               Class A  Class B
     Management Fees........................    0.38%    0.38%
     12b-1 Fees.............................    0.14%    0.79%
shares:
     Other Expenses.........................    0.22%    0.35%

         Total Fund Operating Expenses                   0.74%



                          Examples*

                       1 Year  3 Years  5 Years 10 Years
   Class A              $547     $700   $ 867   $1,350
   Class B               569      813   1,066    1,503
You would  pay the  following  expenses  if you did not  redeem  your

   Class A               547      700     867    1,350

   1.52%      Class B             155     480      829   1,503


  * The Examples assume 1) an investment of $10,000, 2) a 5% annual return and 3) expenses are the same as the most recent fiscal year expenses.


         Day-to-day Fund management:
                  Since November 1996   Manager:  Catherine A. Zaharis, CFA.
                                        Portfolio Manager of Invista since 1987.

DOMESTIC GROWTH-ORIENTED FUND

Principal Growth Fund, Inc.
The Growth Fund seeks growth of capital through the purchase primarily of common stocks, but the Fund may invest in other securities.

Main Strategies
In seeking the Fund's objective of capital growth, the Fund's Sub-Advisor, Invista, uses an approach described as "fundamental analysis." The basic steps involved in this analysis are:


     o Research. Invista researches economic prospects over the next one to two years rather than focusing on near term expectations. This approach is designed to provide insight into a company's real growth potential.

     o Valuation. The research findings allow Invista to identify the prospects for the major industrial, commercial and financial segments of the economy. Invista looks at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition and research productivity. It then uses this information to judge the prospects for each industry for the near and intermediate term.

     o Stock selection. Invista then purchases securities of issuers which appear to have high growth potential. Common stocks selected for the Fund may include securities of companies that:
         o have a record of sales and earnings growth that exceeds the growth rate of corporate profits of the S&P 500, or
         o  offer new products or new services.


Main Risks
These securities present greater opportunities for capital growth because of high potential earnings growth, but may also involve greater risk than securities which do not have the same potential. The companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, these securities may change in value more than those of larger, more established companies.


The Growth Fund is generally a suitable investment for investors who want long-term growth. Additionally, the investor must be willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth. As the value of the stocks owned by the Fund changes, the Fund share price changes. In the short term, the share price can fluctuate dramatically. When shares of the Fund are sold, they may be worth more or less than the amount paid for them.



Annual Total Returns

"1989"  18.07
"1990"  -1.41
"1991"  56.61
"1992"  10.16
"1993"  7.51
"1994"  3.21
"1995"  33.47
"1996"  12.23
"1997"  28.41
"1998"  20.37

Calendar Years Ended December 31


                            Highest & lowest
                         quarterly total returns
                          for the last 10 years

                   Quarter Ended       Quarterly Return

                      3/31/91                24.39%
                      9/30/90               (18.61%)




                      Average annua1 total returns
                 for the period ending December 31, 1998

                                    Past One Past FivePast Ten
                                      Year     Years    Years

          Class A                     20.37%   19.03%   17.83%
          Class B                     19.77    23.51*     -

          S&P 500 Stock Index         28.58    24.06    19.21
          Lipper Growth Fund Average  22.86    19.03    17.16

       * Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 1998.

The year to date return as of December 31, 1998 for Class A shares is 20.37% and for Class B shares is 19.77%.

                       Fund Operating Expenses


                                               Class A  Class B
     Management Fees........................    0.41%    0.41%
     12b-1 Fees.............................    0.21%    0.65%

     Other Expenses.........................    0.33%    0.40%
         Total Fund Operating Expenses          0.95%    1.46%

                           Examples*

                        1 Year  3 Years  5 Years 10 Years
    Class A              $567     $763    $976   $1,586
    Class B               563      795   1,035    1,543
 You would  pay the  following  expenses  if you did not  redeem  your shares:
    Class A               567      763     976    1,586
    Class B               149      462     797    1,543


   * The Examples assume 1) an investment of $10,000, 2) a 5% annual return and 3) expenses are the same as the most recent fiscal year expenses.



Day-to-day Fund management:
                  Since August 1987     Manager:  Michael R. Hamilton, Portfolio
                                        Manager of Invista since 1987.

DOMESTIC GROWTH-ORIENTED FUND

Principal MidCap Fund, Inc.
The MidCap Fund seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

Main Strategies
The MidCap Fund primarily invests in stocks of growth-oriented companies. Stocks that are chosen for the Fund by the Sub-Advisor, Invista, are thought to be responsive to changes in the marketplace and have the fundamental characteristics to support growth. The Fund may invest for any period in any industry, in any kind of growth-oriented company. Companies may range from the well-established and well-known to the new and unseasoned (see Unseasoned Issuers).


Under normal market conditions, the Fund invests at least 65% of its assets in securities of companies with market capitalizations in the $1 billion to $10 billion range. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund may invest up to 20% of its assets in securities of foreign companies. See Foreign Securities for a description of the unique risks associated with foreign securities.


Main Risks
The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. When shares of the Fund are sold, they may be worth more or less than the amount paid for them.

The MidCap Fund is generally a suitable investment for investors seeking long-term growth and who are willing to accept the potential for short-term, fluctuations in the value of their investments. The Fund is an aggressive capital appreciation fund. It is designed for long-term investors for a portion of their investments and not designed for investors seeking income or conservation of capital.






Annual Total Returns

"1989"  20.53
"1990"  -6.33
"1991"  52.83
"1992"  14.81
"1993"  12.29
"1994"  3.03
"1995"  34.2
"1996"  19.13
"1997"  22.94
"1998"  -0.23

Calendar Years Ended December 31


                          Highest & lowest
                       quarterly total returns
                        for the last 10 years

                 Quarter Ended       Quarterly Return

                    3/31/91               25.77%
                    9/30/98              (21.24%)




                        Average annua1 total
               for the period ending December 31, 1998

                                  Past One Past FivePast Ten
                                    Year     Years    Years

        Class A                     (0.23)%  15.10%   16.22%
        Class B                     (0.67)   18.98*     -

        S&P 500 Stock Index         28.58    24.06    19.21
        Lipper Mid-Cap Fund Average 12.16    15.18    15.83

     * Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 1998.

The year to date return as of December 31, 1998 for Class A shares is (0.23)% and for Class B shares is (0.67)%.

                       Fund Operating Expenses


                                               Class A  Class B
     Management Fees........................    0.56%    0.56%
     12b-1 Fees.............................    0.24%    0.70%

     Other Expenses.........................    0.42%    0.47%
         Total Fund Operating Expenses          1.22%    1.73%



                           Examples*

                        1 Year  3 Years  5 Years 10 Years
    Class A              $593     $844  $1,113   $1,882
    Class B               589      875   1,173    1,843
 You would  pay the  following  expenses  if you did not  redeem  your shares:
    Class A               593      844   1,113    1,882
    Class B               176      545     939    1,843


   * The Examples assume 1) an investment of $10,000, 2) a 5% annual return and 3) expenses are the same as the most recent fiscal year expenses.


         Day-to-day Fund management:
                  Since December 1987   Manager:  Michael R. Hamilton, Portfolio
                                        Manager of Invista since 1987.

DOMESTIC GROWTH-ORIENTED FUND

Principal Real Estate Fund, Inc.
The Real Estate Fund seeks to generate total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

Main Strategies
The Real Estate Fund invests primarily in equity securities of companies engaged in the real estate industry. For purposes of the Fund's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Fund may invest up to 25% of its assets in securities of foreign real estate companies. See Foreign Securities for a description of the unique risks associated with foreign securities.


Real estate investment trusts ("REITs") are corporations or business trusts that are effectively permitted to eliminate corporate level federal income taxes if they meet certain requirements of the Internal Revenue Code. The Fund focuses on equity REITs. REITs are characterized as:
     o equity REITs, which primarily own property and generate revenue from rental income;
     o   mortgage REITs, which invest in real estate mortgages; and
     o hybrid REITs, which combine the characteristics of both equity and mortgage REITs.


Main Risks
Securities of real estate companies are subject to securities market risks as well as risks similar those of direct ownership of real estate. These include:
     o   declines in the value of real estate
     o   risks related to general and local economic conditions
     o   dependency on management skills
     o   heavy cash flow dependency
     o   possible lack of available mortgage funds
     o   overbuilding
     o   extended vacancies in properties
     o   increases in property taxes and operating expenses
     o   changes in zoning laws
     o   expenses incurred in the cleanup of environmental problems
     o   casualty or condemnation losses
     o   changes in interest rates


         In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
     o   are dependent upon management skills and may not be diversified;
     o   are subject to cash flow dependency and defaults by borrowers; and
     o could fail to qualify for tax-free pass through of income under the Code.

Because of these factors, the values of the Fund's assets change on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. When shares of the Fund are sold, they may be worth more or less than the amount paid for them.

The Real Estate Fund is generally a suitable investment for investors seeking long-term growth, who want to invest in companies engaged in the real estate industry and who are willing to accept fluctuations in the value of their investment.



Annual Total Returns

"1998"  -13.62

Calendar Year Ended December 31

                           Highest & lowest
                        quarterly total returns
                          for the last 1 year
                  Quarter Ended       Quarterly Return
                    12/31/98                0.26%
                     9/30/98               (7.81%)

                      Average annua1 total return
                for the period ending December 31, 1998

                                   Past One
                                     Year
         Class A                    (13.62)%
         Class B                    (14.02)

         Morgan Stanley REIT Index  (16.90)
         Lipper Real Estate
           Fund Average             (15.46)

The year to date return as of December 31, 1998 for Class A shares is (13.62)% and for Class B shares is (14.02)%.


                       Fund Operating Expenses


                                               Class A  Class B
     Management Fees........................    0.90%    0.90%
     12b-1 Fees.............................    0.31%    0.60%

     Other Expenses.........................    1.04%    0.97%
          Total Fund Operating Expenses         2.25%    2.47%



                           Examples*

                        1 Year  3 Years  5 Years 10 Years
    Class A              $692   $1,145  $1,623   $2,937
    Class B               660    1,093   1,542    2,727
 You would  pay the  following  expenses  if you did not  redeem  your shares:
    Class A               692    1,145   1,623    2,937
    Class B               250      770   1,316    2,727


   * The Examples assume 1) an investment of $10,000, 2) a 5% annual return and 3) expenses are the same as the most recent fiscal year expenses.

         Day-to-day Fund management:
                Since December 1997   Manager:    Kelly D. Rush, CFA.  Assistant
                Director - Investment - Commercial Real Estate of Principal Capital Management since 1996.

DOMESTIC GROWTH-ORIENTED FUND

Principal SmallCap Fund, Inc.
The SmallCap Fund seeks to achieve long-term growth of capital by investing primarily in equity securities of companies with comparatively smaller market capitalizations.

Main Strategies
The SmallCap Fund invests in equity securities of companies in the U.S. with comparatively smaller market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal market conditions, the Fund invests at least 65% of its assets in securities of companies with market capitalizations of $1 billion or less.


In selecting securities for investment, Invista looks at stocks with value and/or growth characteristics. In managing the assets of the Fund, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Invista's estimation of forward looking rates of return.


Main Risks
Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. For a more thorough discussion of the risks of investing in small companies, please review the sections of this prospectus which discuss the risks of investing in companies with small market capitalizations (see Securities of Smaller Companies) and the risks of investing in companies with limited operating history (see Unseasoned Issuers)


The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. When shares of the Fund are sold, they may be worth more or less than the amount paid for them.


The SmallCap Fund is generally a suitable investment for investors seeking long-term growth and who are willing to accept the potential for volatile fluctuations in the value of their investment. This Fund is an aggressive capital appreciation fund designed for long-term investors for a portion of their investments. It is not designed for investors seeking income or conservation of capital.






Annual Total Returns

"1998"  -5.68

Calendar Year Ended December 31



                      Highest & lowest
                   quarterly total returns
                     for the last 1 year

             Quarter Ended       Quarterly Return

               12/31/98               22.22%
                9/30/98              (23.52%)




               Average annua1 total returns
          for the period ending December 31, 1998

                              Past One
                                Year

    Class A                     (5.68)%
    Class B                     (6.28)

    S&P 500 Stock Index        (28.58)
    Lipper Small-Cap
      Fund Average              (0.33)

The year to date return as of December 31, 1998 for Class A shares is (5.68)% and for Class B shares is (6.28)%.

                       Fund Operating Expenses


                                               Class A  Class B
     Management Fees........................    0.85%    0.85%
     12b-1 Fees.............................    0.37%    0.63%

     Other Expenses.........................    1.36%    1.32%
          Total Fund Operating Expenses         2.58%    2.80%


                           Examples*

                        1 Year  3 Years  5 Years 10 Years
    Class A              $724   $1,239  $1,780   $3,251
    Class B               692    1,188   1,702    3,052
 You would  pay the  following  expenses  if you did not  redeem  your shares:
    Class A               724    1,239   1,780    3,251
    Class B               283      868   1,479    3,052

   * The Examples assume 1) an investment of $10,000, 2) a 5% annual return and 3) expenses are the same as the most recent fiscal year expenses.


Day-to-day Fund management:
      Since December 1997     Co-Manager:         Mark T. Williams, CFA.
                                                  Portfolio Manager of Invista
                                                  since 1995.
      Since December 1997     Co-Manager:         John F. McClain, Portfolio
                                                  Manager of Invista since 1995.

DOMESTIC GROWTH-ORIENTED FUND

Principal Utilities Fund, Inc.
The Utilities Fund seeks to provide high current income and long-term growth of income and capital. The Fund seeks to achieve its objective by investing primarily in equity and fixed income securities of companies in the public utilities industry.

Main Strategies
The Utilities Fund invests in securities issued by companies in the public utilities industry. These companies include:
     o companies engaged in the manufacturer production, generation, sale or distribution of electric or gas energy or other types of energy, and
     o companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not public broadcasting or cable television).


The Sub-Advisor, Invista, considers a company to be in the public utilities industry if, at the time of investment, at least 50% of the company's assets, revenues or profits are derived from one or more of those industries.

Under normal market conditions, at least 65% (and up to 100%) of the assets of the Fund are invested in equity securities and fixed-income securities in the public utilities industry. The Fund does not have any policy to concentrate its assets in any segment of the utilities industry. The portion of Fund assets invested in equity securities and fixed-income securities varies from time to time. When determining how to invest the Fund's assets to achieve its investment objective, Invista considers:
     o   changes in interest rates,
     o   prevailing market conditions, and
     o   general economic and financial conditions.

The Fund invests in fixed income securities, which at the time of purchase, are
     o   rated in one of the top four categories by S&P or Moody's, or
     o   if not rated, in the Manager's opinion are of comparable quality.


Main Risks
Since the Fund's investments are concentrated in the utilities industry, the value of its shares changes in response to factors affecting those industries. Many utility companies have been subject to risks of
     o   increase in fuel and other operating costs;
     o changes in interests rates on borrowings for capital improvement programs;
     o   changes in applicable laws and regulations;
     o changes in technology which render existing plants, equipment or products obsolete;
     o   effects of conservation; and
     o   increased costs and delays associated with environmental regulations.


Generally, the prices charged by utilities are regulated with the intention of protecting the public while ensuring that utility companies earn a return sufficient to attract capital to grow and provide appropriate services. However, due to political and regulatory factors, rate changes ordinarily occur following a change in financing costs. This delay tends to favorably affect a utility company's earnings and dividends when costs are decreasing but also adversely affects earnings and dividends when costs are rising. In addition, the value of the utility company bond prices rise when interest rates fall and fall when interest rates rise.

Certain states are adopting deregulation plans. These plans generally allow for the utility company to set the amount of their earnings without regulatory approval.

The Utilities Fund is generally a suitable investment for investors seeking quarterly dividends for income or to be reinvested for growth. Suitable investors are those who want to invest in companies in the utilities industry and are willing to accept fluctuations in the value of their investment. The share price of the Fund may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Because of these fluctuations, principal values and investment returns vary. When shares of the Fund are sold, they may be worth more or less than the amount paid for them.



Annual Total Returns


"1993"  8.42
"1994"  -11.09
"1995"  33.87
"1996"  4.56
"1997"  29.58
"1998"  22.5

Calendar Years Ended December 31

                     Highest & lowest
                  quarterly total returns
                   for the last 6 years

            Quarter Ended       Quarterly Return

              12/31/97               19.24%
               3/31/94               (9.00%)




              Average annua1 total returns
         for the period ending December 31, 1998

                             Past One Past FivePast Ten
                               Year     Years    Years

   Class A                     22.50%   14.59%   13.77%*
   Class B                     21.59    20.91**    -

   S&P 500 Stock Index         28.58    24.06    19.21
   Dow Jones Utilities Index
     with Income Fund Average  18.81    12.26      -

* Period from December 16, 1992, date Class A shares first offered to the public, through December 31, 1998.
** Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 1998.

The year to date return as of December 31, 1998 for Class A shares is 22.50% and for Class B shares is 21.59%.


                       Fund Operating Expenses


                                               Class A  Class B
     Management Fees*.......................    0.60%    0.60%
     12b-1 Fees.............................    0.25%    0.90%

     Other Expenses.........................    0.38%    0.50%
          Total Fund Operating Expenses         1.23%    2.00%

* The Manager voluntarily waived certain fees and expenses during the fiscal year ended October 31, 1998. After waiver, the Class A share management fee paid was 0.52% (total expenses 1.15%). After waiver, the Class B share management fee paid was 0.50% (total expenses 1.90%).

                            Examples**

                         1 Year  3 Years  5 Years 10 Years
     Class A              $594     $847  $1,119   $1,893
     Class B               615      955   1,310    2,036
  You would  pay the  following  expenses  if you did not  redeem  your shares:
     Class A               594      847   1,119    1,893
     Class B               203      627   1,078    2,036


    ** The Examples assume 1) an investment of $10,000, 2) a 5% annual return and 3) expenses are the same as the most recent fiscal year expenses.




         Day-to-day Fund management:
                  Since April 1993      Manager:  Catherine A. Zaharis, CFA.
                                        Portfolio Manager of Invista since 1987.

INTERNATIONAL GROWTH-ORIENTED FUND

Principal International Emerging Markets Fund, Inc.
The International Emerging Markets Fund seeks to achieve long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

Main Strategies
The International Emerging Markets Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Fund, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Invista, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.


Under normal conditions, at least 65% of the Fund's assets are invested in emerging market country equity securities. The Fund invests in securities of:
     o companies with their principal place of business or principal office in emerging market countries;
     o companies for which the principal securities trading market is an emerging market country; or
     o companies, regardless of where its securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.


Main Risks
Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment. In addition, there are risks involved with any investment in foreign securities (see Foreign Securities).

Under unusual market or economic conditions, the Fund may invest in the same kinds of securities as the other Growth-Oriented Funds. These include securities issued by domestic or foreign corporations, governments or governmental agencies, instrumentalities or political subdivisions. The securities may be denominated in U.S. dollars or other currencies.


The International Emerging Markets Fund is generally a suitable investment for investors seeking long-term growth who want to invest a portion of their assets in securities of companies in emerging market countries. Because the values of the Fund's assets are likely to rise or fall dramatically, when shares of the Fund are sold they may be worth more or less than the amount paid for them. This Fund is not an appropriate investment for investors seeking either preservation of capital or high current income. Investors must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.



Annual Total Returns

"1998"  -17.42

Calendar Year Ended December 31

                                  Highest & lowest
                               quarterly total returns
                                 for the last 1 year

                         Quarter Ended       Quarterly Return

                           12/31/98               13.38%
                            9/30/98              (18.97%)




                            Average annua1 total returns
                       for the period ending December 31, 1998

                                          Past One Past Five
                                            Year     Years

                Class A                    (17.42)% (20.56)%*
                Class B                    (17.80)  (20.92)*

                Morgan Stanley Capital
                  International EMF
                  (Emerging Markets Free)
                  Index                    (27.52)  (11.13)
                Lipper Emerging Markets
                  Fund Average             (26.83)  (10.01)

             * Period from August 29, 1997, date shares first offered to the public, through December 31, 1998.

The year to date return as of December 31, 1998 for Class A shares is (17.42)% and for Class B shares is (17.80)%.

                       Fund Operating Expenses


                                               Class A  Class B
     Management Fees........................    1.25%    1.25%
     12b-1 Fees.............................    0.39%    0.64%

     Other Expenses.........................    1.67%    1.70%
         Total Fund Operating Expenses          3.31%    3.59%


                          Examples*

                       1 Year  3 Years  5 Years 10 Years
   Class A              $793   $1,445  $2,119   $3,907
   Class B               767    1,413   2,074    3,764
You would  pay the  following  expenses  if you did not  redeem  your shares:
   Class A               793    1,445   2,119    3,907
   Class B               362    1,100   1,859    3,764


  * The Examples assume 1) an investment of $10,000, 2) a 5% annual return and 3) expenses are the same as the most recent fiscal year expenses.


         Day-to-day Fund management:
                  Since May 1997   Manager: Kurtis D. Spieler, CFA. Portfolio
                                   Manager of Invista since 1995.

INTERNATIONAL GROWTH-ORIENTED FUND

Principal International Fund, Inc.
The International Fund seeks long-term growth of capital by investing in a portfolio of equity securities of companies domiciled in any of the nations of the world.

Main Strategies
The International Fund invests in common stocks of companies established outside of the U.S. The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Fund intends to have at least 65% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia
(Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.

In choosing investments for the Fund, Invista pays particular attention to the long-term earnings prospects of the various companies under consideration. Invista then weighs those prospects relative to the price of the security.


Main Risks
The values of the stocks owned by the Fund change on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short term, stock prices and currencies can fluctuate dramatically in response to these factors. In addition, there are risks involved with any investment in foreign securities (see Foreign
Securities). Because the values of the Fund's assets may rise or fall, when shares of the Fund are sold they may be worth more or less than the amount paid for them.


The International Fund is generally a suitable investment for investors who seek long-term growth and who want to invest in non-U.S. companies. This Fund is not an appropriate investment for investors who are seeking either preservation of capital or high current income. Suitable investors must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


Under unusual market or economic conditions, the Fund may invest in the same kinds of securities as the other Growth-Oriented Funds. These include securities issued by domestic or foreign corporations, governments or governmental agencies, instrumentalities or political subdivisions. The securities may be denominated in U.S. dollars or other currencies.






Annual Total Returns

"1989"  14.77
"1990"  -9.51
"1991"  15.25
"1992"  0.81
"1993"  46.34
"1994"  -5.26
"1995"  11.56
"1996"  23.76
"1997"  12.22
"1998"  8.48

Calendar Years Ended December 31


                           Highest & lowest
                        quarterly total returns
                         for the last 10 years

                  Quarter Ended       Quarterly Return

                    12/31/98               15.54%
                     9/30/90              (18.37%)




                    Average annua1 total returns
               for the period ending December 31, 1998

                                   Past One Past FivePast Ten
                                     Year     Years    Years

         Class A                      8.48%    9.75%   10.88%
         Class B                      7.78    13.15*     -

         Morgan Stanley Capital
           International EAFE
           (Europe, Australia and
           Far East) Index           20.00     9.19     5.54
         Lipper International Fund
           Average                   13.02     7.87     9.39

      * Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 1998.

The year to date return as of December 31, 1998 for Class A shares is 8.48% and for Class B shares is 7.78%.

                     Fund Operating Expenses


                                               Class A  Class B
     Management Fees........................    0.68%    0.68%
     12b-1 Fees.............................    0.19%    0.74%

     Other Expenses.........................    0.38%    0.49%
         Total Fund Operating Expenses          1.25%    1.91%


                           Examples*

                        1 Year  3 Years  5 Years 10 Years
    Class A              $596   $  853  $1,129   $1,915
    Class B               606      929   1,264    1,981
 You would  pay the  following  expenses  if you did not  redeem  your shares:
    Class A               596      853   1,129    1,915
    Class B               194      600   1,032    1,981

   * The Examples assume 1) an investment of $10,000, 2) a 5% annual return and 3) expenses are the same as the most recent fiscal year expenses.


  Day-to-day Fund management:
           Since April 1994      Manager:  Scott D. Opsal, CFA. Executive Vice
                                           President and Chief Investment
                                           Officer of Invista since 1997.

INTERNATIONAL GROWTH-ORIENTED FUND

Principal International SmallCap Fund, Inc.
The International SmallCap Fund seeks to achieve long-term growth of capital by investing primarily in equity securities of non-United States companies with comparatively smaller market capitalizations.

Main Strategies
The International SmallCap Fund invests in stocks of non-U.S. companies with comparatively smaller market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal market conditions, the Fund invests at least 65% of its assets in securities of companies having market capitalizations of $1 billion or less. Please review the sections of this prospectus which discuss the risks involved with any investment in foreign securities (see Foreign Securities) and with investments in companies with small market capitalizations (see Securities of Smaller Companies).


The Fund diversifies its investments geographically. There is no limitation of the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Fund intends to have at least 65% of its assets invested in securities of companies of at least three countries.


Main Risks
This Fund is not an appropriate investment for investors seeking either preservation of capital or high current income. Investors must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


The International SmallCap Fund is generally a suitable investment for investors seeking long-term growth who want to invest a portion of their assets in smaller, non-U.S. companies. Because the values of the Fund's assets may rise or fall, when shares of the Fund are sold they may be worth more or less than the amount paid for them.



Annual Total Returns

"1998"  14.4

Calendar Year Ended December 31

                               Highest & lowest
                            quarterly total returns
                              for the last 1 year

                      Quarter Ended       Quarterly Return

                         3/31/98               21.74%
                         9/30/98              (19.84%)




                         Average annua1 total returns
                    for the period ending December 31, 1998

                                       Past One Past Five
                                         Year     Years

             Class A                     14.40%    9.23%*
             Class B                     14.00     8.86*

             Morgan Stanley Capital
               International EAFE
               (Europe, Australia and
               Far East) Index           20.00    9.19
             Lipper International Small-Cap
               Fund Average              13.02    6.10

          * Period from August 29, 1997, date shares first offered to the public, through December 31, 1998.

The year to date return as of December 31, 1998 for Class A shares is 14.40% and for Class B shares is 14.00%.

                       Fund Operating Expenses


                                               Class A  Class B
     Management Fees........................    1.20%    1.20%
     12b-1 Fees.............................    0.33%    0.61%

     Other Expenses.........................    1.13%    1.09%
         Total Fund Operating Expenses          2.66%    2.90%

                           Examples*

                        1 Year  3 Years  5 Years 10 Years
    Class A              $731   $1,262  $1,818   $3,326
    Class B               701    1,217   1,750    3,141
 You would  pay the  following  expenses  if you did not  redeem  your shares:
    Class A               731    1,262   1,818    3,326
    Class B               293      898   1,528    3,141


   * The Examples assume 1) an investment of $10,000, 2) a 5% annual return and 3) expenses are the same as the most recent fiscal year expenses.

         Day-to-day Fund management:
                  Since May 1997     Manager:  Darren K. Sleister, CFA.
                                     Investment Officer of Invista since 1995.

INCOME-ORIENTED FUND

Principal Bond Fund, Inc.
The Bond Fund seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

Main Strategies
The Bond Fund invests in fixed-income securities. Generally, the Fund invests on a long-term basis but may make short-term investments. Longer maturities typically provide better yields but expose the Fund to the possibility of changes in the values of its securities as interest rates change. Generally, when interest rates fall, the price per share rises, and when rates rise, the price per share declines.


Under normal circumstances, the Fund invests at least 65% of its assets in:
     o   debt securities and taxable municipal bonds;
         o rated, at the time of purchase, in one of the top four categories by S&P or Moody's, or
         o  if not rated, in the Manager's opinion are of comparable quality.
     o similar Canadian, Provincial or Federal Government securities payable in U.S. dollars; and
     o   securities issued or guaranteed by the U.S. Government or its agencies.

The rest of the Fund's assets may be invested in securities that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or nonconvertible including:
     o   domestic and foreign debt securities;
     o   preferred and common stock;
     o   foreign government securities; and
     o securities rated less than the four highest grades of S&P or Moody's but not lower BB- (S&P) or Ba3 (Moody's) (see Risks of High Yield Securities).


During the fiscal year ended October 31, 1998, based on the dollar-weighted average ratings of the Fund's portfolio at the end of each month in the fiscal year, net assets of the Fund were invested in securities rated as follows (all ratings are by Moody's):

               20.06% in securities rated A
               70.49% in securities rated BAA
                8.36% in securities rated BA


Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents (see Temporary Defensive Measures).


Main Risks
The Bond Fund is generally a suitable investment for an investor seeking monthly dividends to produce income or to be reinvested in additional fund shares to help achieve modest growth objectives without accepting the risks of investing in common stocks. However, because of fluctuations in value, when sold, shares of the Fund may be worth more or less than the amount paid for them.





Annual Total Returns

"1989"  13.43
"1990"  4.64
"1991"  17.45
"1992"  8.61
"1993"  12.77
"1994"  -4.35
"1995"  22.28
"1996"  2.27
"1997"  10.96
"1998"  7.14

Calendar Years Ended December 31


                         Highest & lowest
                      quarterly total returns
                       for the last 10 years

                Quarter Ended       Quarterly Return

                   6/30/95                8.54%
                   3/30/94               (4.06%)




                  Average annua1 total returns
             for the period ending December 31, 1998

                                 Past One Past FivePast Ten
                                   Year     Years    Years

       Class A                      7.14%    7.30%    9.28%
       Class B                      6.35     9.48*     -

       Lehman Brothers BAA
         Corporate Index            6.96     7.34     9.25
       Lipper Corporate Debt BBB
         Rated Fund Average         6.25     7.00     9.19

    * Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 1998.

The year to date return as of December 31, 1998 for Class A shares is 7.14% and for Class B shares is 6.35%.

                       Fund Operating Expenses


                                               Class A  Class B
     Management Fees*.......................    0.48%    0.48%
     12b-1 Fees.............................    0.23%    0.89%

     Other Expenses.........................    0.33%    0.44%
         Total Fund Operating Expenses          1.04%    1.81%



* The Manager voluntarily waived certain fees and expenses during the fiscal year ended October 31, 1998. After waiver, the Class A share management fee paid was 0.39% (total expenses 0.95%). After waiver, the Class B share management fee paid was 0.34% (total expenses 1.67%).

                            Examples**

                         1 Year  3 Years  5 Years 10 Years
     Class A              $576     $790   $1,022  $1,686
     Class B               597      899   1,214    1,829
  You would  pay the  following  expenses  if you did not  redeem  your shares:
     Class A               576      790   1,022    1,686
     Class B               184      569     980    1,829


    ** The Examples assume 1) an investment of $10,000, 2) a 5% annual return and 3) expenses are the same as the most recent fiscal year expenses.

Day-to-day Fund management:
                  Since November 1996  Manager: Scott A. Bennett, CFA. Assistant
                                       Director - Securities Investment of
                                       Principal Capital Management since 1996.

INCOME-ORIENTED FUND

Principal Government Securities Income Fund, Inc.
The Government Securities Income Fund seeks a high level of current income, liquidity and safety of principal by purchasing obligations issued or guaranteed by the United States Government or its agencies, with emphasis on Government National Mortgage Associations Certificates. The guarantees by the United States Government extends only to principal and interest. There are certain risks unique to GNMA Certificates.

Main Strategies
The Government Securities Income Fund invests in U.S. Government securities, which include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund may invest in securities supported by:
     o   full faith and credit of the U.S.  Government (e.g. GNMA certificates);
         or
     o credit of the instrumentality (e.g. bonds issued by the Federal Home Loan Bank).


Although some of the securities the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed. Generally, when interest rates fall, the value of the Fund's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Fund's shares, when sold, shares of the Fund may be worth more or less than the amount paid for them.

U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Fund's securities do not effect interest income on securities already held by the Fund, but are reflected in the Fund's price per share. Since the magnitude of these fluctuation generally are greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

GNMA Certificates are mortgage-backed securities representing an interest in a pool of mortgage loans. Various lenders make the loans which are then insured (by the Federal Housing Administration) or loans which are guaranteed (by Veterans Administration or Farmers Home Administration). The lender or other security issuer creates a pool of mortgages which it submits to GNMA for approval.

The Fund invests in modified pass-through GNMA Certificates. Owners of Certificates receive all interest and principal payments owed on the mortgages in the pool, regardless of whether or not the mortgagor has made the payment. Timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government.


Main Risks
Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during period of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest and potentially increasing the volatility of the fund.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Fund to experience a loss of some or all of the premium.

The Government Securities Income Fund is generally a suitable investment for investors who want monthly dividends to provide income or to be reinvested in additional Fund shares to produce growth. Such investors prefer to have the repayment of principal and interest on most of the securities in which the Fund invests to be back by the U.S. Government or its agencies.



Annual Total Returns

"1989"  15.04
"1990"  9.52
"1991"  16.83
"1992"  6.13
"1993"  9.16
"1994"  -4.89
"1995"  19.19
"1996"  3.85
"1997"  9.69
"1998"  7.19

Calendar Years Ended December 31



                     Highest & lowest
                  quarterly total returns
                   for the last 10 years

            Quarter Ended       Quarterly Return

               6/30/89                8.75%
               3/31/94               (4.38%)




               Average annua1 total returns
          for the period ending December 31, 1998

                             Past One Past FivePast Ten
                               Year     Years    Years

   Class A                      7.19%    6.72%    8.97%
   Class B                      6.44     9.13*     -

   Lehman Brothers GNMA
     Index                      6.93     7.34     9.25
   Lipper GNMA Fund Average     6.47     6.52     8.31

* Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 1998.

The year to date return as of December 31, 1998 for Class A shares is 7.19% and for Class B shares is 6.44%.

                       Fund Operating Expenses


                                               Class A  Class B
     Management Fees........................    0.45%    0.45%
     12b-1 Fees.............................    0.20%    0.81%

     Other Expenses.........................    0.21%    0.31%
          Total Fund Operating Expenses         0.86%    1.57%

                          Examples*

                       1 Year  3 Years  5 Years 10 Years
   Class A              $559     $736    $929   $1,485
   Class B               573      828   1,092    1,587
You would  pay the  following  expenses  if you did not  redeem  your shares:
   Class A               559      736     929    1,485
   Class B               160      496     855    1,587


  * The Examples assume 1) an investment of $10,000, 2) a 5% annual return and 3) expenses are the same as the most recent fiscal year expenses.



   Day-to-day Fund Management:
            Since May 1985        Manager:  Martin J. Schafer, CFA.
                                        Portfolio Manager of Invista since 1992.

INCOME-ORIENTED FUND

Principal High Yield Fund, Inc.
The High Yield Fund seeks high current income primarily by purchasing high yielding, lower or non-rated fixed income securities which are believed not to involve undue risk to income or principal. Capital growth is a secondary objective when consistent with the objective of high current income.

Main Strategies
The High Yield Fund invests in high yield, lower or unrated fixed income securities commonly known as "junk bonds" (see Risks of High Yield Securities). The Fund invests its assets in securities rated Ba1 or lower by Moody's or BB+ or lower by S&P. The Fund may also invest in unrated securities which the Manager believes to be of comparable quality. These securities are considered to be speculative with respect to the issuer's ability to pay interest and repay principal. The Fund does not invest in securities rated below Caa (Moody's) or below CCC (S&P) at the time of purchase. The SAI contains descriptions of the securities rating categories.

During the fiscal year ended October 31, 1998, based on the dollar-weighted average ratings of the Fund's portfolio at the end of each month in the fiscal year, net assets of the Fund were invested in securities rated as follows (all ratings are by Moody's):
                 0.17% in securities rated Baa
                34.62% in  securities rated Ba
                62.28% in securities rated B
                 2.93% in securities rated C

Main Risks
Investors assume special risks when investing in the Fund. Compared to higher rated securities, lower rated securities may:
     o have a more volatile market value, generally reflecting specific events affecting the issuer;
     o be subject to greater risk of loss of income and principal (issuers are generally not as financially secure);
     o have a lower volume of trading, making it more difficult to value or sell the security; and
     o be more susceptible to a change in value or liquidity based on adverse publicity and investor perception, whether or not based on factual analysis.


The market for higher-yielding, lower-rated securities has not been tested by an economic recession. An economic downturn may severely disrupt the market for these securities. This could cause financial stress to the issuer negatively affecting the issuer's ability to pay principal and interest. This may also negatively affect the value of the Fund's securities. In addition, if an issuer defaults the Fund may have additional expenses if it tries to recover the amounts due it.

Some securities the Fund buys have call provisions. A call provision allows the issuer of the security to redeem it before its maturity date. If a bond is called in a declining interest rate market, the Fund would have to replace it with a lower yielding security. This results in a decreased return for investors. In addition, in a rising interest rate market, a higher yielding security's value decreases. This is reflected in a lower share price for the Fund.

The Fund tries to minimize the risks of investing in lower rated securities by diversification, investment analysis and attention to current developments in interest rates and economics conditions. Although the Fund's Manager considers securities ratings when making investment decisions, it performs its own investment analysis. This analysis includes traditional security analysis considerations such as:
     o   experience and managerial strength
     o   changing financial condition
     o   borrowing requirements or debt maturity schedules
     o   responsiveness to changes in business conditions
     o   relative value based on anticipated cash flow
     o   earnings prospects

The Manager continuously monitors the issuers of the Fund's securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. It also monitors each security to assure the security's liquidity so the Fund can meet requests for sales of Fund shares.

For defensive purposes, the Fund may invest in other securities. During periods of adverse market conditions, the Fund may invest in all types of money market instruments, higher rated fixed income securities or any other fixed income securities consistent with the temporary defensive strategy. The yield to maturity on these securities is generally lower than the yield to maturity on lower rated fixed income securities.

The High Yield Fund is generally a suitable investment for investors seeking monthly dividends to provide income or to be reinvested in Fund shares for growth. However, it is suitable only for that portion of the investor's investments for which the investor is willing to accept potentially greater risk. Investors should carefully consider their ability to assume the risks of this Fund before making an investment. Investors should be prepared to maintain their investment in the Fund during periods of adverse market conditions. This Fund should not be relied on to meet short-term financial needs. When shares of the Fund are sold, they may be worth more or less than the amount paid for them.



Annaul Total Returns

"1989"  -1.51
"1990"  -11.66
"1991"  28.74
"1992"  13.09
"1993"  12.1
"1994"  -0.65
"1995"  15.61
"1996"  12.54
"1997"  9.68
"1998"  -1.28

Calendar Years Ended December 31


                      Highest & lowest
                   quarterly total returns
                    for the last 10 years

             Quarter Ended       Quarterly Return

                3/31/91                9.75%
                9/30/98               (6.52%)




               Average annua1 total returns
          for the period ending December 31, 1998

                              Past One Past FivePast Ten
                                Year     Years    Years

    Class A                     (1.28)%   6.95%    7.11%
    Class B                     (2.14)    7.98*     -

    Lehman Brothers High Yield
      Composite Bond Index       1.87     8.57    10.55
    Lipper High Current Yield
      Fund Average              (0.44)    7.42     9.40

 * Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 1998.

The year to date return as of December 31, 1998 for Class A shares is (1.28)% and for Class B shares is (2.14)%.

                       Fund Operating Expenses


                                               Class A  Class B
     Management Fees........................    0.60%    0.60%
     12b-1 Fees.............................    0.25%    1.03%

     Other Expenses.........................    0.55%    0.71%

         Total Fund Operating Expenses                   1.40%


                          Examples*

                       1 Year  3 Years  5 Years 10 Years
   Class A              $611     $897   $1,204  $2,075
   Class B               648    1,055   1,478    2,331
You would  pay the  following  expenses  if you did not  redeem  your shares:
   Class A               611      897   1,204    2,075

   2.34%      Class B             237     730    1,250   2,331


  * The Examples assume 1) an investment of $10,000, 2) a 5% annual return and 3) expenses are the same as the most recent fiscal year expenses.



Day-to-day Fund management:
                 Since April 1998  Manager:    Mark P. Denkinger, CFA.
                                   Assistant Director - Securities Investment of
                                   Principal Capital Management since 1998.


INCOME-ORIENTED FUND

Principal Limited Term Bond Fund, Inc.
The Limited Term Bond Fund seeks a high level of current income consistent with a relatively high level of principal stability by investing in a portfolio of securities with a dollar weighted average maturity of five years or less.

Main Strategies and Risks
The Limited Term Bond Fund invests in high grade, short-term debt securities. Under normal circumstances, it invests at least 80% of its assets in:
     o securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
     o debt securities of U.S. issuers rated in the three highest grades by S&P or Moody's; or
     o if unrated, are of comparable quality in the opinion of the Sub-Advisor, Invista.


The rest of the Fund's assets are invested in securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to impact the ability of the issuer to make principal and interest payments than is the case with higher rated securities.


During the fiscal year ended October 31, 1998, based on the dollar-weighted average ratings of the Fund's portfolio at the end of each month in the fiscal year, net assets of the Fund were invested in securities rated as follows (all ratings are by Moody's):
                 7.01% in  securities rated Aa
                 6.60% in  securities rated A
                73.44% in securities rated Baa
                12.95% in securities rated Ba


The Fund may invest in corporate debt securities and mortgage-backed securities. For a discussion of mortgage-backed securities, see the discussion of the U.S. Government Securities Income Fund.

Under normal circumstances, the Fund maintains a dollar-weighted average maturity of not more than five years. In determining the average maturity of the Fund's assets, the maturity date of callable or prepayable securities may be adjusted to reflect Invista's judgment regarding the likelihood of the security being called or prepaid.

Under unusual market or economic conditions, for temporary defensive purposes the Fund may invest up to 100% of its assets in the cash or cash equivalents.

The Limited Term Bond Fund is generally a suitable investment for investors who want monthly dividends for income or to reinvest for modest growth. Suitable investors are willing to accept some volatility in the value of their investment but do not want dramatic volatility.



Annual Total Returns

"1997"  6.63
"1998"  6.7

Calendar Years Ended December

                              Highest & lowest
                           quarterly total returns
                            for the last 2 years
                     Quarter Ended       Quarterly Return
                        9/30/98                2.99%
                        3/31/96               (0.25%)

                       Average annua1 total returns
                  for the period ending December 31, 1998

                                      Past One Past Five
                                        Year     Years
            Class A                      6.70%    6.32%*
            Class B                      6.26     5.90*

            Lehman Brothers Intermediate
              Government/Corporate Index 8.42     6.60
            Lipper Short-Intermediate
              Investment Grade Debt
              Fund Average               6.60     5.58

         * Period from February 29, 1996, date shares first offered to the public, through December 31, 1998.

The year to date return as of December 31, 1998 for Class A shares is 6.70% and for Class B shares is 6.26%.


                       Fund Operating Expenses


                                               Class A  Class B
     Management Fees*.......................    0.50%    0.50%
     12b-1 Fees.............................    0.15%    0.50%

     Other Expenses.........................    0.48%    1.36%
         Total Fund Operating Expenses          1.13%    2.36%

* The Manager voluntarily waived certain fees and expenses during the fiscal year ended October 31, 1998. After waiver, the Class A share management fee paid was 0.19% (total expenses 0.82%). After waiver, the Class B share management fee paid was 0% and other expenses were 0.72% (total expenses 1.22%).

                            Examples**

                         1 Year  3 Years  5 Years 10 Years
     Class A              $263   $  504   $ 763   $1,504
     Class B               367      818   1,317    2,243
  You would  pay the  following  expenses  if you did not  redeem  your shares:
     Class A               263      504     763    1,504
     Class B               239      736   1,260    2,243


    ** The Examples assume 1) an investment of $10,000, 2) a 5% annual return and 3) expenses are the same as the most recent fiscal year expenses.



         Day-to-day Fund management:
                  Since February 1996   Manager:  Martin J. Schafer, CFA.
                                        Portfolio Manager of Invista since 1992.


INCOME-ORIENTED FUND

Principal Tax-Exempt Bond Fund, Inc.
The Tax-Exempt Bond Fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital. The Fund seeks to achieve its objective primarily through the purchase of investment grade quality, tax-exempt fixed income obligations.

Main Strategies and Risks
The Tax-Exempt Bond Fund invests in a diversified portfolio of securities issued by or on behalf of state or local governments and other public authorities. In the opinion of the issuer's bond counsel, interest on these obligations is exempt from federal income tax. Investment in the Fund is not appropriate for IRA or other tax-advantaged accounts.


Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations. At the time these securities are purchased, they are:
     o   municipal bonds which are rated in the four highest grades by Moody's;
     o   municipal notes rated in the highest grade by Moody's;
     o municipal commercial paper rated in the highest grade by Moody's or S&P; or
     o   if unrated, are of comparable quality in the opinion of the Manager.

During normal market conditions, the Fund will not invest more than 20% of its assets in:
     o   securities that do not meet the criteria stated above;
     o   taxable securities; or
     o municipal obligations the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax.

Up to 20% of Fund assets may be invested in debt securities rated lower than BBB by S&P or Baa by Moody's. These are sometimes referred to as "junk bonds" and are considered speculative (see Risks of High Yield Securities). The Fund will not purchase municipal bonds rated lower than B by Moody's or S&P. It also will not buy municipal notes or commercial paper which are unrated or are not comparable in quality to rated securities.


During the fiscal year ended October 31, 1998, based on the dollar-weighted average ratings of the Fund's portfolio at the end of each month in the fiscal year, net assets of the Fund were invested in securities rated as follows (all ratings are by Moody's):

                18.35% in securities rated Aa
                46.96% in securities rated A
                33.27% in securities rated Bbb


The Fund may not invest more than 5% of its assets in the securities of any one issuer (except U.S. Government securities). It may invest without limit in obligations of issuers located in the same state. It may also invest in debt obligations which are repayable out of revenue from economically related projects or facilities. This represents a risk to the Fund since an economic, business or political development or change affecting one security could also affect others.

The Fund may purchase industrial development bonds. These securities are issued by industrial development authorities. They may only be backed by the assets and revenues of the industrial corporation which uses the facility financed by the bond.

The Fund may also invest in taxable securities which mature one year or less from the time of purchase. These taxable investments are generally made for liquidity purposes or as a temporary investment of cash pending investment in municipal obligations.

Under unusual market or economic conditions, for temporary defensive purposes the Fund may invest more than 20% of its assets in taxable securities.

The Tax-Exempt Bond Fund is generally a suitable investment for investors seeking monthly, federally tax-exempt dividends for income or to be reinvested for modest growth and who are willing to accept fluctuations in the value of their investment.



Annual Total Returns

"1989"  11.24
"1990"  5.08
"1991"  12.07
"1992"  9.62
"1993"  12.44
"1994"  -9.44
"1995"  20.72
"1996"  4.6
"1997"  9.19
"1998"  5.08

Calendar Years Ended December 31


                      Highest & lowest
                   quarterly total returns
                    for the last 10 years

             Quarter Ended       Quarterly Return

                3/31/95                9.13%
                3/31/94               (7.08%)




                 Average annua1 total returns
            for the period ending December 31, 1998

                              Past One Past FivePast Ten
                                Year     Years    Years

    Class A                      5.08%    5.58%    7.80%
    Class B                      4.34     9.15*     -

    Lehman Brothers Municipal
      Bond Index                 6.48     6.23     8.22
    Lipper General Municipal Debt
      Fund Average               5.32     5.44     7.70

 * Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 1998.

The year to date return as of December 31, 1998 for Class A shares is 5.08% and for Class B shares is 4.34%.

                       Fund Operating Expenses


                                               Class A  Class B
     Management Fees........................    0.47%    0.47%
     12b-1 Fees.............................    0.23%    0.69%

     Other Expenses.........................    0.13%    0.27%
         Total Fund Operating Expenses          0.83%    1.43%



                          Examples*

                       1 Year  3 Years  5 Years 10 Years
   Class A              $556     $727   $ 914   $1,452
   Class B               560      786   1,020    1,473
You would  pay the  following  expenses  if you did not  redeem  your shares:
   Class A               556      727     914    1,452
   Class B               146      452     782    1,473


     * The Examples assume 1) an investment of $10,000, 2) a 5% annual return and 3) expenses are the same as the most recent fiscal year expenses.




Day-to-day Fund management:
                  Since July 1991 Manager:  Daniel J. Garrett, CFA.
                                  Assistant Director - Securities Investment of Principal Life Insurance Company since 1994.




MONEY MARKET FUNDS

Principal Cash Management Fund, Inc.

Principal Cash Management Fund seeks as high a level of income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing in a portfolio of money market instruments.

Main Strategies
The Cash Management Fund seeks as high a level of income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing in a portfolio of money market instruments.


The Fund invests its assets in a portfolio of money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Fund purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:
     o   to take advantage of market variations;
     o   to generate cash to cover sales of Fund shares by its shareholders; or
     o   upon revised credit opinions of the security's issuer.
The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The Fund does have an ability to borrow money to cover the sale of Fund shares. The sale of portfolio securities is usually a taxable event.


It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:
     o Government securities which are issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds.
     o U.S. Government agency securities which are issued or guaranteed by agencies or instrumentalities of the U.S. Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality.
     o   Bank obligations consisting of:
         o certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank or
         o  bankers  acceptances  which are time  drafts  drawn on a  commercial bank, usually in connection with international commercial transactions.
     o Commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs.
     o Short-term corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity.
     o Repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short duration (less than a week) but may also have a longer duration.
     o Taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Main Risks

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund.


The Cash Management Fund is generally a suitable investment for investors seeking monthly dividends to produce income without incurring much principal risk or for investor's short-term needs.



 Annual Total Returns

"1989"  8.42
"1990"  7.63
"1991"  5.8
"1992"  3.38
"1993"  2.63
"1994"  3.77
"1995"  5.44
"1996"  4.96
"1997"  4.88
"1998"  5.15

Calendar Years Ended December 31



The 7-day yield ending on December 31, 1998 for Class A shares is 4.65% and for Class B shares is 4.07%. To obtain the Fund's current yield information, please call 1-800-247-4123.

                     Fund Operating Expenses


                                               Class A  Class B
     Management Fees........................    0.38%    0.42%
     12b-1 Fees.............................     None    0.32%

     Other Expenses.........................    0.18%    0.75%
         Total Fund Operating Expenses          0.56%    1.49%

                          Examples

                       1 Year  3 Years  5 Years 10 Years
   Class A              $ 57     $179   $ 313    $ 701
   Class B               566      804   1,051    1,408
You would  pay the  following  expenses  if you did not  redeem  your shares:
   Class A                57      179     313      701
   Class B               152      471     813    1,408





Day-to-day Fund management:
     Since March 1983      Manager: Michael R. Johnson. Assistant Director -
                           Securities Trading of Principal Capital Management since 1994.





THE COSTS OF INVESTING

Fees and Expenses of the Funds

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                                 Shareholder Fees
                                     (fees paid directly from your investment)

                                                     Class A Shares                             Class B Shares

                                                  Maximum Sales Charge                   Maximum Deferred Sales Charge
                                                      on Purchases                     (as a percentage of the lower of
                                                   (as a percentage of                    the original purchase price
                                                     offering price)                       or current market value)

                                                                                            Redemptions During Year

                                                                                    1     2      3      4     5      6     7
                                                                                  ------------------------------------------
   All Funds except Limited Term Bond Fund
     and Money Market Funds                               4.75%                    4%    4%     3%     3%    2%     1%    0%
   Limited Term Bond Fund                                 1.50%                   1.25% 1.25%  .75%   .75%  .50%   .25%   0%
   Money Market Funds                                     None                     4%    4%     3%     3%    2%     1%    0%

   Notes:
   o Class A and Class B shares do not have an exchange or  redemption  fee.
   o A wire  charge of $6.00  will be  deducted  for all wire  transfers.
   o Class A shares have no deferred sales charge on sales of less than $1 million.
   o Class B shares have no frontend  sales charge.

Fees and expenses are important because they lower your earnings. However, low costs do not guarantee higher earnings. For example, a fund with no front-end sales charge may have higher ongoing expenses than a fund with such a sales charge. Before investing, you should be sure you understand the nature of different costs. Your Registered Representative can help you with this process.

One-time fees. You may pay a one-time sales charge for each purchase (Class A shares) or sale (Class B shares).

     o Class A shares may be purchased at a price equal to the share price plus an initial sales charge.
     o Purchases of $1 million or more of Class A shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC) at the time of redemption.
     o Class B shares have no initial sales charge but may be subject to a contingent deferred sales charge (CDSC). If you sell (redeem) shares and the CDSC is imposed, it will reduce the amount of sales proceeds. (see Contingent deferred sales charge: Class B shares)

Front-end sales charge:  Class A shares
There is no sales charge on purchases of Class A shares of the Cash Management Fund or on shares of any of the funds purchased with reinvested dividends or other distributions. Class A shares of the other Funds are sold with a sales charge that is a variable percentage based on the amount of the purchase. This table shows the sales charge for those funds which is based on the amount of your purchase.

                                            Sales Charge for          All Funds (Except            Sales Charge for
                                        Limited Term Bond Fund      Limited Term Bond Fund)       Dealers Allowance as
                                         Sales Charge as % of:     Sales Charge as % of:         % of Offering Price

                                        Offering    Net Amount    Offering    Net Amount    All Funds Except    Limited Term
         Amount invested                 Price      Invested       Price      Invested     Limited Term Bond        Bond

   Less than $50,000                     4.75%        4.99%        1.50%        1.52%          4.00%               1.25%
   $50,000 but less than $100,000        4.25%        4.44%        1.25%        1.27%          3.75%               1.00%
   $100,000 but less than $250,000       3.75%        3.90%        1.00%        1.10%          3.25%               0.75%
   $250,000 but less than $500,00        2.50%        2.56%        0.75%        0.76%          2.00%               0.50%
   $500,000 but less than $1,000,000     1.50%        1.52%        0.50%        0.50%          1.25%               0.25%
   $1,000,000 or more                    0            0            0           0               0.75%               0.25%

The front-end sales charge is waived on an investment of $1 million or more in Class A shares. There may be a CDSC on shares sold within 18 months of the purchase date. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is calculated as 0.75% (0.25% for the Limited Term Bond Fund) of the lesser of the current market value or the initial purchase price of the shares sold. The CDSC is waived on shares sold to fund a Principal Mutual Fund 401(a) or Principal Mutual Fund 401(k) retirement plan, except redemptions which are the result of termination of the plan or transfer of all plan assets. The CDSC is also waived:
     o   on shares sold to satisfy IRS minimum distribution rules
     o using a periodic withdrawal plan. (You may sell up to 10% of the value of the shares subject to a CDSC without paying the CDSC.)

In the case of selling some but not all of the shares in an account, the shares not subject to a sales charge are redeemed first. Other shares are redeemed in the order purchased (first in, first out). Shares subject to the CDSC which are exchanged into another Principal Mutual Fund continue to be subject to the CDSC until the CDSC expires.

Broker-dealers that sell Principal Mutual Funds are paid a certain percentage of the sales charge in exchange for their services. At the option of Princor Financial Services Corporation, the amount paid to a dealer may be more or less than that shown in the chart above. The amount paid depends on the services provided. Amounts paid to dealers on purchases without an front-end sales charge are determined by and paid for by Princor.

SALES CHARGE WAIVER OR REDUCTION

Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge. The Funds reserve the right to change or stop offering shares in this manner at any time for new accounts and with 60 days notice to shareholders of existing accounts.

Waiver of sales charge
A Fund's Class A shares may be purchased without a sales charge:
     o by its Directors, Principal Life and its subsidiaries and their employees, officers, directors (active or retired), brokers or agents. This also includes their immediate family members and trusts for the benefit of these individuals;
     o   by the Principal Employees' Credit Union;
     o   by non-ERISA clients of Invista;
     o by any employee or Registered Representative (and their employees) of an authorized broker-dealer;
     o through broker-dealers, investment advisors and other financial institutions that have entered into an agreement with Princor which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which clients pay a fee to the broker-dealer, investment advisor or financial institution;
     o by unit investment trusts sponsored by Principal Life and/or its subsidiaries or affiliates; o by certain employee welfare benefit plan customers of Principal Life with Plan Deposit Accounts;
     o by participants who receive distributions from certain annuity contracts offered by Principal Life (except for shares of Tax-Exempt Bond Fund);
     o to the extent the investment represents the proceeds of a total surrender of certain Principal Life issued unregistered group annuity contracts if Principal Life waives any applicable CDSC or other contract surrender charge; and
     o to the extent the purchase proceeds represent a distribution from a terminating 401(a) plan if the employer or plan trustee has entered into a written agreement with Princor permitting the group solicitation of employees/participants. Such purchases are subject to the CDSC which applies to purchases of $1 million or more as described above.

Class A shares may also be purchased without a sales charge if your Registered Representative has recently become affiliated with a broker-dealer authorized to sell shares of the Principal Mutual Funds. The following conditions must be met;
     o your purchase of Class A shares must take place within the first 180 days of your Registered Representative's affiliation with the authorized broker-dealer;
     o your investment must represent the sales proceeds from other mutual fund shares (you must have paid a front-end sales charge or a CDSC) and the sale must occur within the 180 day period; and
     o you must indicate on your Principal Mutual Fund application that you are eligible for waiver of the front-end sales charge.
     o   you must send us either:
         o the check for the sales proceeds (endorsed to Principal Mutual Funds) or
         o a copy of the confirmation statement from the other mutual fund showing the sale transaction. If you place your order to buy Principal Mutual Fund shares on the telephone, you must send us a copy of the confirmation within 21 days of placing the order. If we do not receive the confirmation within 21 days, we will sell enough of your Class A shares to pay the sales charge that otherwise would have been charged.

NOTE: Please be aware that the sale of your other mutual funds shares may be subject to federal (and state) income taxes. In addition, you may pay a surrender charge to the other mutual fund.

Reduction of sales charge
1) Dollar amount of purchase. The sales charge varies with the size of your purchase. Reduced charges apply to the total of Principal Mutual Funds' (excluding the Cash Management Fund) shares purchased at one time by any "Qualified Purchaser." A Qualified Purchaser includes an individual and his/her spouse and their children under the age of 25, a trust primarily for such persons, and a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account. If the total amount being invested in the Principal Funds is near a sales charge breakpoint, you should consider increasing amount invested to take advantage of a lower sales charge. A purchase made by or through an employer on behalf of an employee or employees (including independent contractors) is also considered a purchase by a Qualified Purchaser.

2) Statement of intention (SOI). Qualified Purchasers may obtain reduced sales charges by signing an SOI. The SOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the SOI. The sales charge is based on the total amount to be invested in a 13 month period (24 months if the intended investment is $1 million or more). Upon your request, we will set up a 90 day lookback period to include earlier purchases - the 13 (24) month period then begins on the date of your first purchase during the 90-day period. If the intended investment is not made, sufficient shares will be sold to pay the additional sales charge due. A 401(a) plan trustee must submit the SOI at the time of the first plan purchase. The 90-day lookback period is not available to a 401(a) plan trustee.

3) Rights of accumulation. The Class A and Class B shares already owned by a Qualified Purchaser are added to the amount of the new purchase to determine the applicable sales charge percentage. Class A shares of the Cash Management Fund are not included in the calculation unless they were acquired in exchange for other Principal Mutual Fund shares.

4) Death Benefit proceeds. Death benefit proceeds from a life insurance policy or certain annuity contracts issued by Principal Life (or its subsidiaries or affiliates) may be invested in Class A shares at a reduced sales charge. To qualify for the reduced sales charge, the proceeds must be applied to the purchase of shares of a Principal Mutual Fund within one year of the insured's death. The applicable sales charge is determined by the table below.

                                              Sales Charge as a % of:

                                                                                   Net                     Dealer Allowance
                                                   Offering                      Amount                        as % of
           Amount of Purchase                        Price                      Invested                    Offering Price

        Less than $500,000                           2.50%                        2.56%                         2.10%
        $500,000 but less than                       1.50%                        1.52%                         1.25%
          $1,000,000                            No Sales Charge
        $1,000,000 or more

5) Employer  sponsored  plans.  Retirement  plans  meeting the  requirements  of
Section 401 of the Code (401(k), Profit Sharing and Money Purchase Pension Plans) and other employer sponsored retirement plans (SIMPLE IRAs, SEPs, SAR-SEPs, non-qualified deferred compensation plans, and Payroll Deduction Plans). The employer chooses to fund the Plan with either Class A or Class B shares when the plan is established.

         a)       Principal Mutual Fund 401 Plans.

           o  If Class A shares are used:
              o all plan investments are treated as made by a single investor to determine the applicable sales  charge,
              o the sales charge for  investments of less than $250,000 is 3.75%
                as a percentage of offering price (3.90% of net amount invested), and
              o if the  investment is $250,000 or more, the regular sales charge table is used (see Front-end sales charge: Class A shares).
           o  If Class B shares are used:
              o contributions  into the plan after the plan assets are  $250,000 or more are used to buy Class A shares.
           o Plan assets are not combined with investments made outside of the plan to determine the applicable sales charge.
           o Investments by plan participants outside the plan are not included with plan assets to determine the applicable sales charge.

         b) Other employer sponsored retirement plans.

           o  If Class A shares are used:
              o all plan investments are treated as made by a single investor to determine the applicable sales  charge,
              o the sales charge for  investments of less than $250,000 is 3.75%
                as a percentage of offering price (3.90% of net amount invested), and
              o if the  investment is $250,000 or more, the regular sales charge table is used (see Front-end sales charge: Class A shares).

           o  If Class B shares are used:
             o contributions into the plan for a plan participant, after the plan assets of that plan participant are $250,000 or more, are used to buy Class A shares (unless the plan participant elects otherwise).
           o Plan assets are not combined with investments made outside of the plan to determine the applicable sales charge.
           o Investments by plan participants outside the plan are not included with plan assets to determine the applicable sales charge.

         c) Participants of Principal Mutual Fund 403(b) plans may buy Fund shares at the same sales charge levels available to other employer sponsored plans described above. Contributions by plan participants are not combined to determine the applicable sales charge.

Contingent deferred sales charge: Class B shares
A CDSC is imposed on sales of Class B shares within six years of purchase (five years for certain sponsored plans). Princor receives the proceeds of any CDSC. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The amount of the CDSC is a percentage based on the number of years you own the shares multiplied by the lesser of the current market value or the initial purchase price of the shares sold.
     o In the case of selling some but not all of the shares in an account, the shares not subject to a sales charge are redeemed first. Other shares are redeemed in the order purchased (first in, first out).
     o Using a periodic withdrawal plan, you may sell up to 10% of the value of the shares subject to a CDSC without paying the CDSC.
     o Shares subject to the CDSC which are exchanged into another Principal Mutual Fund continue to be subject to the CDSC until the CDSC expires.

                                         Contingent Deferred Sales Charge
                                                as a Percentage of
                                          Dollar Amount Subject to Charge

                                                                                            For Certain Sponsored Plans
                                                                                              Commenced After 2/1/98

                                                 All Funds                                  All Funds
              Years Since Purchase          Except Limited Term      Limited Term      Except Limited Term     Limited Term
                  Payments Made                  Bond Fund             Bond Fund             Bond Fund           Bond Fund

         2 years or less                           4.0%                 1.25%                 3.00%                .75%
         more than 2 years, up to  4 years         3.0%                 0.75%                 2.00%                .50%
         more than 4 years, up to  5 years         2.0%                 0.50%                 1.00%                .25%
         more than 5 years, up to 6 years          1.0%                 0.25%                  None                 None
         more than 6 years                          None                 None                  None                 None

Class B shares of the Cash Management Fund may be purchased only by exchange from other Class B share accounts. Class B shares automatically convert into Class A shares (based on share prices, not numbers of shares) 7 years after purchase. Class B shares provide you the benefit of putting all your dollars to work from the time of investment, but (until conversion) have higher ongoing fees and lower dividends than Class A shares.

WAIVER OF THE SALES CHARGE

The CDSC will be waived on sales of Class B shares which are sold o due to a shareholder's death;
     o due to the shareholder's disability, as defined in the Internal Revenue Code;
     o from retirement plans to satisfy minimum distribution rules under the Code;
     o   to pay surrender charges;
     o   to pay retirement plan fees;
     o   involuntarily from small balance accounts;
     o   through a systematic withdrawal plan;
     o from a retirement plan to assure the plan complies with Sections 401(k), 401(m) 408(k) and 415 of the
         Code; or
     o from retirement plans qualified under Section 401(a) of the Code due to the plan participant's death, disability, retirement or separation from service after attaining age 55.

Ongoing fees. Each Fund pays ongoing operating fees to its Manager, Underwriter and others who provide services to the Fund. They reduce the value of each share you own (see MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE and Distribution (12b-1) Fees).

Distribution (12b-1) Fees
Each of the Funds (except the Cash Management Fund for Class A shares) has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund pays a fee to Princor based on the average daily net asset value of the Fund. These ongoing fees pay expenses relating to distribution fees for the sale of Fund shares and for services provided by Princor and other selling dealers to shareholders. Because they are ongoing fees, over time they may exceed other types of sales charges.

The maximum 12b-1 fees that may be paid by the Funds on an annual basis are:
o   Class A shares (except Cash Management and Limited Term Bond Funds)  0.25%
o   Class A shares of the Limited Term Bond Fund                         0.15%
o   Class B shares (except the Limited Term Bond Fund)                   1.00%
o   Class B shares of the Limited Term Bond Fund                         0.50%


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Equity Securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Debt securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Debt securities are sensitive to changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Bond prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds may have speculative characteristics and be particularly sensitive to economic conditions and the financial condition of the issuers.

Repurchase Agreements and Loaned Securities
Each of the Principal Mutual Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Principal  Mutual Funds,  except the Capital Value,  Growth and Cash
Management   Funds,   may  lend  its  portfolio   securities   to   unaffiliated
broker-dealers and other unaffiliated qualified financial institutions.

Currency Contracts
The International, International Emerging Markets and International SmallCap Funds may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund's Manager or Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss, regardless of whether the intent was to reduce risk or to increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. Additionally, there is the risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Forward Commitments
Each of the Income-Oriented Funds and the Balanced Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of these Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants
Each of the Funds (except Cash Management, Government Securities Income and Tax-Exempt Bond) may invest up to 5% of its assets in warrants. Up to 2% of a Fund's assets may be invested in warrants which are not listed on either the New York or American Stock Exchanges. For the International, International Emerging Markets and International SmallCap Funds, the 2% limitation also applies to warrants not listed on the Toronto Stock and Chicago Board Options Exchanges.

Risks of High Yield Securities
The Balanced, Bond, High Yield and Tax-Exempt Bond Funds may, to varying degrees, invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in high rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager thinks it is in the best interest of shareholders.

Options
Each of the Funds (except Capital Value, Cash Management, Growth, and Tax-Exempt
Bond) may buy and sell certain types of options. Each type is more fully discussed in the SAI.

Foreign Securities
Each of the following Funds may invest in foreign securities (securities of non-U.S. companies) to the indicated percentage of its assets: (Debt securities issued in the United States pursuant to a registration statement filed with the Securities and Exchange Commission are not treated as foreign securities for purposes of these limitations.)
     o International, International Emerging Markets and International SmallCap Funds - 100%;
         Real Estate Fund - 25%;
     o Balanced, Blue Chip, Bond, Capital Value, Growth, High Yield, Limited Term Bond, MidCap, SmallCap and Utilities Funds - 20%.
     o The Cash Management Fund does not invest in foreign securities other than those that are United States dollar denominated. All principal and interest payments for the security are payable in U.S. dollars. The interest rate, the principal amount to be repaid and the timing of payments related to the security do not vary or float with the value of a foreign currency, the rate of interest on foreign currency borrowings or with any other interest rate or index expressed in a currency other than U.S. dollars.

Investment in foreign securities presents certain risks including: fluctuations in currency exchange rates, revaluation of currencies, the imposition of foreign taxes, future political and economic developments including war, expropriations, nationalization, the possible imposition of currency exchange controls and other foreign governmental laws or restrictions. In addition, there may be reduced availability of public information concerning issuers compared to domestic issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements that apply to domestic issuers. Transactions in foreign securities may be subject to higher costs. Each Fund's investment in foreign securities may also result in higher custodial costs and the costs associated with currency conversions.

Securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. Foreign securities markets, particularly those in emerging market countries, are known to experience long delays between the trade and settlement dates of securities purchased and sold. Such delays may result in a lack of liquidity and greater volatility in the price of securities on those markets. As a result of these factors, the Boards of Directors of the Funds have adopted Daily Pricing and Valuation Procedures for the Funds. These procedures outline the steps to be followed by the Manager and Sub-Advisor to establish a reliable market or fair value if a reliable market value is not available through normal market quotations. The Executive Committee of the Boards of Directors oversees this process.


Euro Conversion. A new European currency was introduced on January 1, 1999. The new currency is called the "euro." It is expected to be utilized by eleven European countries. The eleven countries are members of the European Economic Monetary Union (EMU). Because of the euro's introduction, European securities will undergo a redenomination period which may result in otherwise unlikely accounting differences and tax consequences. Further uncertainty exists because not all EMU members, including the United Kingdom, will officially implement the euro on January 1, 1999.

Securities of Smaller Companies
The International SmallCap, MidCap and SmallCap Funds invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.


Unseasoned Issuers
The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history which can be used for evaluating the companies growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the companies management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Temporary Defensive Measures
For temporary defensive purposes in times of unusual or adverse market conditions, the Growth-Oriented Funds, the Bond and Limited Term Bond Funds, may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank certificates of deposit, bank acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you pay taxes even if you don't sell any of your shares during the year). You can find the turnover rate for each Fund, except for the Cash Management Fund, in the Fund's Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights already includes portfolio turnover costs.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Manager


Principal Management Corporation (the "Manager") serves as the manager for the Principal Mutual Funds. In its handling of the business affairs of each Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Funds. The Manager has signed sub-advisory agreements with Invista for portfolio management functions for the Growth-Oriented Funds (except the Real Estate Fund), the Government Securities Income Fund and the Limited Term Bond Fund. The Manager compensates Invista for its subadvisory services as provided in the Subadvisory Agreement between Invista and the Manager. The Manager may periodically reallocate management fees between itself and Invista.

The Manager is a subsidiary of Principal Life Insurance Company. It has managed mutual funds since 1969. As of December 31, 1998, the Funds it managed had assets of approximately $5.9 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

Invista is also a subsidiary of Principal Life Insurance Company and is an affiliate of the Manager. Invista has managed investments for institutional investors, including Principal Life, since 1985. As of December 31, 1998, it managed assets of approximately $31 billion. Invista's address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.


The Manager or Invista provides the Board of Directors of each Fund a recommended investment program. Each program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Manager or Invista advises each Fund on its investment policies and determines which securities are bought and sold, and in what amounts.


The Manager is paid a fee by each Fund for its services, which includes any fee paid to Invista. The fee paid by each Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 1998 was:

         Balanced                                    0.59%
         Blue Chip                                   0.48%
         Bond                                        0.48%
         Capital Value                               0.38%
         Cash Management                             0.38%
         Government Securities Income                0.46%
         Growth                                      0.41%
         High Yield                                  0.60%
         International                               0.68%
         International Emerging Markets              1.25%
         International SmallCap                      1.20%
         Limited Term Bond                           0.50%
         MidCap                                      0.56%
         Real Estate                                 0.89%
         SmallCap                                    0.75%
         Tax-Exempt Bond                             0.47%
         Utilities                                   0.60%


The Principal Tax-Exempt Cash Management Fund, Inc. and the Principal Cash Management Fund, Inc., following authorization by their boards of directors, and the Manager will propose a transaction to the shareholders of the Principal Tax-Exempt Cash Management Fund. The proposed transaction provides for Cash Management to acquire the assets and assume the liabilities of Tax-Exempt Cash Management. In exchange, Tax-Exempt Cash Management will receive shares of Cash Management. Immediately thereafter, Tax-Exempt Cash Management will distribute on a pro rata basis to the shareholders of record of Tax-Exempt Cash Management at the close of business on the closing date the shares of Cash Management received in the exchange. Tax-Exempt Cash Management will then dissolve in accordance with applicable laws.

In addition, the Principal Tax-Exempt Bond Fund will offer to exchange its Class A shares without a sales charge for shares of the Tax-Exempt Cash Management Fund or shares of the Cash Management Fund issued in exchange for those shares. The Exchange offer will commence on the day after the shareholders approve the proposed transaction and will continue until June 1, 1999.

Shareholders of the Tax-Exempt Cash Management Fund will vote on the proposed transaction at a shareholder meeting called for that purpose.

PRICING OF FUND SHARES


Each Fund's shares are bought and sold at the current share price. The share price of each Class of shares of each Fund is calculated each day the New York Stock Exchange is open. The share price is determined at the close of business of the Exchange (normally at 3:00 p.m. Central Time). When Princor receives your order to buy or sell shares, the share price used to fill the order is the next price calculated after the order is placed.


For  all Funds,  except the Cash Management  Fund, the share price is calculated by:
     o taking the  current  market  value of the total  assets of the Fund
     o subtracting   liabilities   of  the   Fund
     o dividing   the   remainder  proportionately  into the Classes of the Fund
     o subtracting the liabilities of each Class
     o dividing the remainder by the total number of shares owned by that Class.

The securities of the Cash Management Fund are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information. The Cash Management Fund reserves the right to determine a share price more than once a day.

NOTES:
     o If current market values are not readily available for a security, its fair value is determined using a policy adopted by the Fund's Board of Directors.
     o A Fund's securities may be traded on foreign securities markets which generally complete trading at various times during the day prior to the close of the New York Stock Exchange. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the New York Stock Exchange is open. If the Manager believes the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.



     o Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as a local price and a premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The international growth-oriented funds each have a policy to value such securities at a price at which the Manager or Sub-Advisor expects the shares may be sold.


DIVIDENDS AND DISTRIBUTIONS

The Growth-Oriented and Income-Oriented Funds pay most of their net dividend income to you every year. The payment schedule is:

         Funds                                        Record Date                          Payable Date
         Balanced, Blue Chip,                         three business days before           March 24, June 24,
         Real Estate and                              each payable date                    September 24 and
         December 24
         Utilities                                                                         (or previous business
         day)

         Capital Value and Growth                     three business days before           June 24 and December 24
                                                      each payable date                    (or previous business
         day)

         International, International                 three business days before           December 24
         Emerging Markets,                            each payable date                    (or previous business
         day)
         International SmallCap,
         MidCap and SmallCap

         Bond, Government Securities                  three business days before           monthly on the 24th
         Income, High Yield, Limited                  each payable date                    (or previous business
         day)
         Term Bond and Tax-Exempt Bond

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the third business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds it assets.

You  can  authorize  income  dividend  and capital gain  distributions  to be:
     o invested in additional shares of the Fund you own without a sales charge;
     o invested in shares of another Principal Mutual Fund (Dividend Relay) without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or
     o paid in cash.

NOTE: Payment of income dividends and capital gains shortly after you buy shares has the effect of reducing the share price by the amount of the payment.

         Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax.

Money Market Fund
The Cash Management Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional shares of the Fund. You may ask to have your dividends paid to you monthly in cash. These cash payments are made on the 20th (or preceding business day if the 20th is not a business day) of each month.

Under normal circumstances, the Fund intends to hold portfolio securities until maturity and value them at amortized cost. Therefore, the Fund does not expect any capital gains or losses. Should there be any gain, it could result in an increase in dividends. A capital loss could result in a dividend decrease.


HOW TO BUY SHARES


To open an account and buy fund shares, rely on your Registered Representative. Principal Mutual Funds are "load" funds which means you pay a sales charge for the ongoing assistance of your Registered Representative.

Fill out the Principal Mutual Fund application* completely.  You must include:
     o the name(s) you want to appear on the account;
     o the Principal Mutual Fund(s) you want to invest in and your choice of Class A or Class B shares;
     o the amount of the  investment;
     o your Social Security number or Taxpayer I.D.  number;
     o investor information (used to help your Registered Representative confirm that your investment selection is consistent with your goals and circumstances) ;
     o employer information; and
     o other required information (may include corporate resolutions, trust agreements, etc.).

         * An application is included with this prospectus. A different application is needed for an IRA, 403(b), SEP, SIMPLE, SAR-SEP or certain employee benefit plans. Call Principal Mutual Funds (1-800-247-4123) for more information.

Each Fund requires a minimum initial investment:
     o   Regular Accounts                                        $1,000
     o   Uniform Transfer to Minor Accounts                        $500
     o   IRA Accounts                                              $500

Subsequent investment minimums are $100 per Fund. However, if your subsequent investment are made using an Automatic Investment Plan, the investment minimum is $50 per Fund. (see Establish an Automatic Investment Plan).

Note: The minimum investment applies on a fund level, not on the total investment being made. Minimums may be waived on accounts set up for: certain employee benefit plans; Principal Mutual Fund asset allocation programs; Automatic Investment Plans; and Cash Management Accounts (with Delaware Charter Guarantee and Trust Company as trustee).

Invest by mail:
     o   Send a check and completed application to:
              Principal Mutual Funds
              P. O. Box 10423
              Des Moines Iowa 50306-9780

     o   Make your check payable to Principal Mutual Funds.
     o Your purchase will be priced at the next share price calculated after Principal Mutual Funds receives your completed paperwork.

Order by telephone:
     o Call us at 1-800-247-4123 between 7:00 a.m. and 7:00 p.m. Central Time on any day that the New York Stock Exchange is open.
     o   To buy shares the same day, you need to call before 3:00 p.m. Central
         Time.
     o We must receive your payment for the order within three business days (or the order will be canceled and you may be liable for any loss).
     o   For new accounts, you also need to send a completed application.

Wire money from your bank:
     o   Have  your  Registered   Representative  call  Principal  Mutual  Funds
         (1-800-247-4123) for an account number and wiring nstructions.
     o For both initial and subsequent purchases, federal funds should be wired to:
                           Norwest Bank Iowa, N.A.
                           Des Moines, Iowa 50309
                           ABA No.: 073000228
                           For credit to: Principal Mutual Funds
                           Account No.: 3000499968
                           For credit: Principal ________ Fund, Class ____ Shareholder Account No. __________________ Shareholder Registration __________________

     o Give the number and instructions to your bank (which may charge a wire fee).
     o To buy shares the same day, the wire must be received before 3:00 p.m. Central Time.
     o No wires are accepted on days when the New York Stock Exchange is closed or when the Federal Reserve is closed(because the bank that would receive your wire is closed).

Establish an Automatic Investment Plan
     o Make regular monthly investments with automatic deductions from your bank or other financial institution account.
     o Minimum investment amounts are waived if you set up an Automatic Investment Plan when you open your account.
     o   Minimum monthly purchase $50 per Fund (except Cash Management Fund).
     o Cash Management Fund minimum monthly purchase is $100. However, if the Cash Management account is greater than $1,000 when the plan is set up, the monthly minimum is $50.
     o Send completed application, check authorization form and voided check (or voided deposit slip) to:
                  Principal Mutual Funds
                  P. O. Box 10423
                  Des Moines Iowa 50306-9780


Set up a Dividend Relay
     o Invest your dividends and capital gains from one Principal Mutual Fund in shares of another Principal Mutual Fund.
     o   Distributions from a Fund may be directed only to one receiving Fund.
     o The Fund share class receiving the investment must be the same class as the originating Fund. o There is no sales charge or administrative charge for the Dividend Relay.
     o   You can set up Dividend Relay:
         o    on the application for a new account; or
         o    by calling Principal Mutual Funds (1-800-247-4123) if telephone
              services apply to the originating   account; or
         o    in writing (a signature guarantee may be required).
     o You may discontinue your Dividend Relay election with a written notice to Principal Mutual Funds.
     o There may be a delay of up to 10 days before the Dividend Relay plan is discontinued.
     o The receiving Fund must meet fund minimums. If it does not, the Fund reserves the right to close the account if it is not brought up to the minimum investment amount within 90 days of sending you a deficiency notice.

HOW TO SELL SHARES


After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC. There is no additional charge for a sale. However, you will be charged a $6 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day after the sell order has been placed. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). The Fund can only sell shares after your check making the Fund investment has cleared your bank. To avoid the inconvenience of a delay in obtaining sale proceeds, shares may be purchased with a cashier's check, money order or certified check. A sell order from one owner is binding on all joint owners.

Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.

Generally, sales proceeds checks are:
     o payable to all owners on the account (as shown in the account registration) and
     o mailed to address on the account (if not changed within last month) or previously authorized bank account.

For  other   payment   arrangements,   please  call   Principal   Mutual   Funds
(1-800-247-4123).

You should also call Principal Mutual Funds (1-800-247-4123) for special instructions that may apply to sales from accounts:
     o   when an owner has died;
     o   for certain employee benefit plans, or
     o   owned by corporations, partnerships, agents or fiduciaries.

Within 60 days after the sale of shares, the amount of the sale proceeds can be reinvested in any Principal Mutual Funds' Class A shares without a sales charge if the shares that were sold were:
     o Class A  shares  on  which a sales  charge  was  paid;
     o Class A  shares  acquired by  conversion  of Class B shares;  or
     o Class B shares on which a CDSC was paid.

The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested. If a loss is realized on the sale, the reinvestment may be subject to the "wash sale" rules resulting in the postponement of the recognition of the loss for tax purposes.

Sell shares by mail
     o   Send a letter (signed by the owner of the account) to:
              Principal Mutual Funds
              P. O. Box 10423
              Des Moines Iowa 50306-9780

     o   Specify the Fund and account number.
     o   Specify the number of shares or the dollar amount to be sold.
     o   A signature guarantee* will be required if the:
         o    sell order is for more than $100,000;
         o    account address has been changed within one month of the sell order; or
         o check is payable to a party other than the account shareholder(s) or Principal Life Insurance Company.
         * If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national
              securities   exchange   member  or  brokerage  firm.  A  signature
              guaranteed by a notary public or savings bank is not acceptable.

Sell shares in amounts of $100,000 or less by telephone* (1-800-247-4123)
     o Address on account must not have been changed within the last month and telephone privileges must apply to the account from which the shares are being sold.
     o If our phone lines are busy, you may need to send in a written sell order.
     o To sell shares the same day, the order must be received before 3:00 p.m. Central Time.
     o Telephone privileges are not available for Principal Mutual Funds IRAs, 403(b)s, certain employee benefit plans, or on shares for which certificates have been issued.
     o If previously authorized, checks can be sent to a shareholder's U.S. bank account.

         * The Fund and transfer agent reserve the right to refuse telephone orders to sell shares. The shareholder is liable for a loss resulting from a fraudulent telephone order that the Fund reasonably believes is genuine. Each Fund will use reasonable procedures to assure instructions are genuine. If the procedures are not followed, the Fund may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, etc.) and sending written confirmation to the address on the account.

Sell shares by checkwriting (Class A shares of Cash Management Fund only)
     o Checkwriting must be elected on initial application or by written request to Principal Mutual Funds. o The Fund can only sell shares after your check making the Fund investment has cleared your bank.
     o   Checks must be written for at least $100.
     o Checks are drawn on Norwest Bank Iowa, N.A. and its rules concerning checking accounts apply.
     o If the account does not have sufficient funds to cover the check, it is marked "Insufficient Funds" and returned (the Fund may revoke checkwriting on accounts on which "Insufficient Funds" checks are drawn).
     o Accounts may not be closed by withdrawal check (accounts continue to earn dividends until checks clear and the exact value of the account is not known until the check is received by Norwest).
     o Not available for Principal Mutual Funds IRAs, 403(b)s, SEPs, SIMPLES, SAR-SEPs or certain employee benefit plans or shares subject to a CDSC or on shares for which a certificate has been issued.

Periodic withdrawal plans
     You may set up a periodic withdrawal plan o on a monthly, quarterly, semiannual or annual basis to:
         o    sell a  fixed number of sales ($25 initial minimum amount),
         o sell enough shares to provide a fixed amount of money ($25 initial minimum amount).
         o pay insurance or annuity premiums or deposits to Principal Life Insurance Company (call us at
              1-800-247-4123 for details), and
         o to provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a periodic withdrawal plan by:
     o completing the applicable section of the application; or
     o sending us your written instructions (and share certificate, if any, issued for the account).

Your periodic  withdrawal plan continues  until:
     o you instruct us to stop, or
     o your Fund account is exhausted.

When you set up the withdrawal plan, you select which day you want the sale made (if none selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us at 1-800-247-4123.

Sales may be subject to a CDSC. Up to 10% of the value of a Class B share account may be withdrawn annually free of a CDSC. If the plan is set up when the Class B share account is opened, 10% of the value of additional purchases made within 60 days may also be withdrawn free of a CDSC. The amount of the 10% withdrawal privilege is reset as of the last business day of December of each year based on the account's value as of that day.

Withdrawal payments are sent on or before the third business day after the date of the sale. Sales made under your periodic withdrawal plan will reduce and may eventually exhaust your account. The Funds do not normally accept purchase payments for shares of any Fund except the Cash Management Fund while a periodic withdrawal plan is in effect (unless the purchase represents a substantial addition to your account).

The Fund from which the periodic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw. The portion of sales proceeds from the Tax-Exempt Bond Fund which represents tax-exempt income which has been accrued but not declared a dividend by the Fund may be taxed at capital gains rates (see DIVIDENDS AND DISTRIBUTIONS).


HOW TO EXCHANGE SHARES AMONG PRINCIPAL FUNDS


Your shares in the Funds (except Class A shares of the Cash Management and Limited Term Bond Funds) may be exchanged without a sales charge for the same class of any other Fund. After 90 days of their purchase, Class A shares of the Limited Term Bond Fund may be exchanged for Class A shares of the other Funds.

Class A shares  of the Cash  Management  Fund  may be  exchanged  into
     o Class A shares of other Principal Mutual Funds.
         o If the Cash Management shares were acquired by direct purchase, a sales charge will be imposed on the exchange into other Class A shares.
         o If the Cash Management shares were acquired by (i) exchange from other Funds, (ii) conversion of Class B shares or (iii) reinvestment of dividends earned on Class A shares that were acquired through exchange, no sales charge will be imposed on the exchange into other Class A shares.

      o   Class B shares of other Principal Mutual Funds - subject to the CDSC

The CDSC is not charged on exchanges. However, the purchase date of the exchanged shares and the CSDC table are used to determine if the newly acquired shares are subject to the CDSC (and the amount of the CDSC if any) when they are sold.

You may exchange shares by:
     o calling us (1-800-247-4123), if you have telephone privileges on the account and if
         o   the amount of the exchange is $500,000 or less,  and
         o   no share certificate has been issued.

     o   sending a written request to:
                  Principal Mutual Funds
                  P. O. Box 10423
                  Des Moines, Iowa 50306-9780

     o completing an Exchange Authorization Form (call us at 1-800-247-4123 to obtain the form).

Automatic exchange election
This election authorizes an exchange from one Principal Mutual Fund to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:
     o   completing the Automatic Exchange Election section of the application;
     o by calling us (1-800-247-4123) if telephone privileges apply to the account from which the exchange is to be made, or
     o   sending us your written instructions.

Your automatic exchange continues until:
     o   you instruct us to stop, or
     o   your Fund account is exhausted.

You may specify the day of the exchange. If the selected day is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us at 1-800-247-4123.

General
     o   An exchange by any joint owner is binding on all joint owners.
     o If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
     o All exchanges are subject to the minimum investment and eligibility requirement of the Fund being acquired.
     o You may acquire shares of a Fund only if its shares are legally offered in your state of residence. o If a certificate has been issued, it must be returned to the Fund before the exchange can take place.

The exchange privilege is not intended for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse impact on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. You would be notified of any such action to the extent required by law.

Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Principal Mutual Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement. The exchange is treated as a sale of shares for federal income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.

GENERAL INFORMATION ABOUT A FUND ACCOUNT

Statements
You will receive quarterly statements (monthly statements for the Cash Management Fund) for the Funds you own The statements provide the number and value of shares you own, transactions during the quarter, dividends declared or paid and other information. The year end statement includes information for all transactions that took place during the year. Please review your statement as soon as your receive it. Keep your statements as you may need them for tax reporting purposes.

Generally, each time you buy, sell or exchange shares between Principal Mutual Funds, you will receive a confirmation in the mail shortly thereafter. It summarizes all the key information; what you bought or sold, the amount of the transaction, and other vital data. The Cash Management Fund mails confirmations only once a month detailing dividend and account activity.

Certain purchases and sales are only included on your quarterly statement. These include accounts
    o when the only activity during the quarter:
         o is purchase of shares from reinvested dividends and/or capital gains;
         o is a  result  of  Dividend  Relay;
         o purchases  under  a  Automatic Investment  Plan;
         o sales  under a  periodic  withdrawal  plan;  and
         o purchases or sales under an automatic exchange election.
    o   used to fund certain individual retirement or individual pension plans.
    o   established under a payroll deduction plan.

Signature Guarantees
Certain transactions require that your signature be guaranteed. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable. Signature guarantees are required:
     o   if you sell more than $100,000 from any one Fund;
     o   if a sales  proceeds  check  is  payable  to  other  than  the  account
         shareholder(s),   Principal  Life  Insurance  Company  or  one  of  its
         affiliates;
     o to make a Dividend Relay election from an account with joint owners to an account with only one owner or different joint owners;
     o   to change ownership of an account;
     o   to add telephone transaction services to an existing account;
     o to change bank account information designated under an existing telephone withdrawal plan;
     o to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding month; and
     o   to add wire privileges to an existing account.

Minimum Account Balance
Generally, the Funds do not have a minimum required balance. Because of the disproportional high cost of maintaining small accounts, the Funds reserve the right to set a minimum and sell all shares in an account with a value of less than $300. The sales proceeds would then be mailed to you. These involuntary sales will not be triggered just by market conditions. If a Fund exercises this right, you will be notified that the redemption is going to be made. You will have 30 days to make an additional investment and bring your account up to the required minimum. The Funds reserve the right to increase the required minimum.

Special Plans
The Funds reserve the right to amend or terminate the special plans described in this prospectus. Such plans include automatic investment, dividend relay, periodic withdrawal, and waiver or reduction of sales charges for certain purchasers. You will be notified of any such action to the extent required by law.


Telephone Orders
The Principal Mutual Funds reserve the right to refuse telephone orders to sell shares. You are liable for a loss resulting from a fraudulent telephone order that we reasonably believe is genuine. We will use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, etc.) and sending written confirmation to the shareholder's address of record.

Year 2000 Readiness Disclosure
The business operations of the Funds depend on computer systems that contain date fields. These systems include securities transfer agent operations and securities pricing systems. Many of these systems were constructed using a two digit date field to represent the date. Unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 Problem).


When the Year 2000 arrives, the Funds' operations could be adversely affected if the computer systems used by the Manager, the service providers and other third parties it does business with are not Year 2000 compliant. For example, the Funds' portfolios and operational areas could be impacted, included securities pricing, dividend and interest payments, shareholder account servicing and reporting functions. In addition, a Fund could experience difficulties in transactions if foreign broker-dealers or foreign markets are not Year 2000 compliant.

The Manager relies on public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside of the U.S., particularly in emerging countries, may not be required to make the same disclosures about their readiness as are required in the U.S. It is likely that if a company a Fund invests in is adversely affected by Year 2000 problems, the price of its securities will also be negatively impacted. A decrease in value of one or more of a Fund's securities will decrease that Fund's share price.

In addition, the Manager and affiliated service providers are working to identify their Year 2000 problems and taking steps they reasonably believe will address these issues. This process began in 1996 with the identification of product vendors and service providers as well as the internal systems that might be impacted.

At this time, testing of internal systems has been completed. The Manager is now participating in a corporate-wide initiative lead by senior management representatives of Principal Life. Currently they are engaged in regression testing of internal programs. They are also participating in development of contingency plans in the event that Year 2000 problems develop and/or persist on or after January 1, 2000. This plan is scheduled to be completed in March 1999. The contingency plan calls for:
     o identification of business risks;
     o consideration of alternative approaches to critical business risks; and o development of action plans to address problems.

Other important Year 2000 initiatives include:
     o the service provider for our transfer agent system has renovated its code. Client testing will occur in the first and second quarters of 1999. The service provider is also participating in a securities industry wide testing program that is scheduled to be completed by the end of April 1999;
     o the securities pricing system we use has renovated its code and conducted client testing in June 1998;
     o Facilities Management of Principal Life has identified non-systems issues (heat, lights, water, phone, etc.) and is working with these service providers to ensure continuity of service; and
     o the Manager and other areas of Principal Life have contacted all vendors with which we do business to receive assurances that they are able to deal with any Year 2000 problems. We continue to work with the vendors to identify any areas of risk.

In its budget for 1999 and 2000, the Manager has estimated expenses of between $100,000 and $500,000 to deal with Year 2000 issues.

Financial Statements
You will receive an annual financial statement for the Funds, examined by the Funds' independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement which is unaudited. The following financial highlights are based on financial statements which were audited by Ernst & Young LLP.

FINANCIAL HIGHLIGHTS
Domestic Growth-Oriented Funds

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL BALANCED FUND, INC.(a)
Class A shares                                                 1998         1997         1996         1995        1994
-------------------------------------------------------------------  -----------         ----         ----        ----
Net Asset Value, Beginning of Period...................      $15.11       $14.61       $13.74       $12.43      $13.26
Income from Investment Operations:
   Net Investment Income...............................         .42          .35          .38          .41         .32
   Net Realized and Unrealized Gain (Loss) on Investments      1.15         1.81         1.59        1.31        (.20)

                       Total from Investment Operations        1.57         2.16         1.97         1.72         .12

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.37)        (.36)        (.43)        (.36)       (.40)

   Distributions from Capital Gains....................      (1.03)       (1.30)        (.67)        (.05)       (.55)

                      Total Dividends and Distributions      (1.40)       (1.66)       (1.10)        (.41)       (.95)


Net Asset Value, End of Period.........................      $15.28       $15.11       $14.61       $13.74      $12.43



Total Return(b)........................................      11.00%       15.88%       15.10%       14.18%        .94%


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $104,414     $85,436      $70,820      $57,125     $53,366
   Ratio of Expenses to Average Net Assets.............       1.28%        1.33%        1.28%        1.37%       1.51%
   Ratio of Net Investment Income to Average Net Assets       2.86%        2.42%        2.82%        3.21%       2.70%
   Portfolio Turnover Rate.............................       57.0%        27.6%        32.6%        35.8%       14.4%




PRINCIPAL BALANCED FUND, INC.(a)
Class B shares                                                 1998         1997         1996         1995(e)
--------------------------------------------------------------------------------         ----         ----
Net Asset Value, Beginning of Period...................      $15.05       $14.56       $13.71       $11.80
Income from Investment Operations:
   Net Investment Income...............................         .31          .25          .29          .31
   Net Realized and Unrealized Gain (Loss) on Investments      1.14         1.79         1.55        1.90

                       Total from Investment Operations        1.45         2.04         1.84         2.21

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.25)        (.25)        (.32)        (.30)
---
   Distributions from Capital Gains....................      (1.03)       (1.30)        (.67)         --

                      Total Dividends and Distributions      (1.28)       (1.55)        (.99)        (.30)


Net Asset Value, End of Period.........................      $15.22       $15.05       $14.56       $13.71



Total Return(b)........................................      10.18%       14.96%       14.10%       18.72%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $18,930      $11,885      $5,964       $1,263
   Ratio of Expenses to Average Net Assets.............       2.04%        2.14%        2.13%        1.91%(d)
   Ratio of Net Investment Income to Average Net Assets       2.08%        1.58%        1.93%        2.53%(d)
Portfolio Turnover Rate................................       57.0%        27.6%        32.6%        35.8%(d)



PRINCIPAL BLUE CHIP FUND, INC.(a)
------------------------------
Class A shares                                                 1998         1997         1996         1995        1994
--------------------------------------------------------------------------------         ----         ----        ----
Net Asset Value, Beginning of Period...................      $20.22       $17.10       $15.03       $12.45      $11.94
Income from Investment Operations:
   Net Investment Income...............................         .12          .21          .23          .24         .20
   Net Realized and Unrealized Gain (Loss) on Investments      3.57         3.58         2.45         2.55         .57

                       Total from Investment Operations        3.69         3.79         2.68         2.79         .77

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.12)        (.21)        (.26)        (.21)       (.26)

   Distributions from Capital Gains....................      (2.08)        (.46)        (.35)         --           --

                      Total Dividends and Distributions      (2.20)        (.67)        (.61)        (.21)       (.26)


Net Asset Value, End of Period.........................      $21.71       $20.22       $17.10       $15.03      $12.45



Total Return(b)........................................      19.48%       22.57%       18.20%       22.65%      6.58%


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $126,740     $79,985      $44,389      $35,212     $27,246
   Ratio of Expenses to Average Net Assets.............       1.31%        1.30%        1.33%        1.38%       1.46%
   Ratio of Net Investment Income to Average Net Assets        .57%        1.10%        1.41%        1.83%       1.72%
   Portfolio Turnover Rate.............................         .5%        55.4%        13.3%        26.1%        5.5%




PRINCIPAL BLUE CHIP FUND, INC.(a)
Class B shares                                                 1998         1997         1996         1995(e)
--------------------------------------------------------------------------------         ----         ----
Net Asset Value, Beginning of Period...................      $20.14       $17.03       $14.99       $11.89
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............       (.02)          .07          .11          .15
   Net Realized and Unrealized Gain (Loss) on Investments     3.53          3.54         2.41         3.10

                       Total from Investment Operations        3.51         3.61         2.52         3.25

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.02)        (.04)        (.13)        (.15)

   Distributions from Capital Gains....................      (2.08)        (.46)        (.35)         --

                      Total Dividends and Distributions      (2.10)        (.50)        (.48)        (.15)


Net Asset Value, End of Period.........................      $21.55       $20.14       $17.03       $14.99



Total Return(b)........................................      18.59%       21.59%       17.18%       26.20%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $34,223      $18,265      $6,527       $1,732
   Ratio of Expenses to Average Net Assets.............       2.02%        2.06%        2.19%        1.90%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (.14)%         .32%         .49%         .97%(d)
Portfolio Turnover Rate................................         .5%        55.4%        13.3%        26.1%(d)



PRINCIPAL CAPITAL VALUE FUND, INC.(a)
Class A shares                                                 1998         1997         1996         1995        1994
--------------------------------------------------------------------------------         ----         ----        ----
Net Asset Value, Beginning of Period...................      $29.69       $27.72       $23.69       $20.83      $21.41
Income from Investment Operations:
   Net Investment Income...............................         .50          .50          .45          .45         .39
   Net Realized and Unrealized Gain (Loss) on Investments     3.88          5.80         5.48         3.15         .93

                       Total from Investment Operations        4.38         6.30         5.93         3.60        1.32

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.53)        (.48)        (.43)        (.39)       (.41)

   Distributions from Capital Gains....................      (2.47)       (3.85)       (1.47)        (.35)      (1.49)

                      Total Dividends and Distributions      (3.00)       (4.33)       (1.90)        (.74)      (1.90)

Net Asset Value, End of Period.........................      $31.07       $29.69       $27.72       $23.69      $20.83



Total Return(b)........................................      15.59%       25.36%       26.41%       17.94%      6.67%


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $565,052     $494,444     $435,617     $339,656    $285,965
   Ratio of Expenses to Average Net Assets.............        .74%         .70%         .69%         .75%        .83%
   Ratio of Net Investment Income to Average Net Assets       1.67%        1.85%        1.82%        2.08%       2.02%
Portfolio Turnover Rate................................       23.2%        30.8%        50.2%        46.0%       31.7%



PRINCIPAL CAPITAL VALUE FUND, INC.(a)..................
Class B shares                                                 1998         1997         1996         1995(e)
--------------------------------------------------------------------------------         ----         ----
Net Asset Value, Beginning of Period...................      $29.51       $27.58       $23.61       $19.12
Income from Investment Operations:
   Net Investment Income...............................         .26          .23          .21          .33
   Net Realized and Unrealized Gain (Loss) on Investments      3.86         5.77         5.45        4.46

                       Total from Investment Operations        4.12         6.00         5.66         4.79

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.26)        (.22)        (.22)        (.30)

   Distributions from Capital Gains....................      (2.47)       (3.85)       (1.47)         --

                      Total Dividends and Distributions      (2.73)       (4.07)       (1.69)        (.30)


Net Asset Value, End of Period.........................      $30.90       $29.51       $27.58       $23.61



Total Return(b)........................................      14.71%       24.13%       25.19%       25.06%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $44,765      $27,240      $9,832       $2,248
   Ratio of Expenses to Average Net Assets.............       1.52%        1.65%        1.70%        1.50%(d)
   Ratio of Net Investment Income to Average Net Assets        .88%         .84%         .80%        1.07%(d)
Portfolio Turnover Rate................................       23.2%        30.8%        50.2%        46.0%(d)


PRINCIPAL GROWTH FUND, INC.(a)
Class A shares                                                 1998         1997         1996         1995        1994
--------------------------------------------------------------------------------         ----         ----        ----
Net Asset Value, Beginning of Period...................      $50.43       $39.54       $37.22       $31.14      $30.41
Income from Investment Operations:
   Net Investment Income...............................         .35          .31          .35          .35         .26
   Net Realized and Unrealized Gain (Loss) on Investments      7.14        11.26         3.50         6.67         2.56

                       Total from Investment Operations        7.49        11.57         3.85         7.02        2.82

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.34)        (.31)        (.35)        (.31)       (.28)

   Distributions from Capital Gains....................      (1.49)        (.37)       (1.18)        (.63)      (1.81)

                      Total Dividends and Distributions      (1.83)        (.68)       (1.53)        (.94)      (2.09)


Net Asset Value, End of Period.........................      $56.09       $50.43       $39.54       $37.22      $31.14



Total Return(b)........................................      15.17%       29.55%       10.60%       23.29%      9.82%


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $395,954     $317,386     $228,361     $174,328    $116,363
   Ratio of Expenses to Average Net Assets.............        .95%        1.03%        1.08%        1.16%       1.30%
   Ratio of Net Investment Income to Average Net Assets        .66%         .68%         .95%        1.12%        .95%
Portfolio Turnover Rate................................       21.9%        16.5%         1.8%        12.2%       13.6%




PRINCIPAL GROWTH FUND, INC.(a)
Class B shares                                                 1998         1997         1996         1995(e)
-------------------------------------------------------------------  -----------         ----         ----
Net Asset Value, Beginning of Period...................      $50.36       $39.43       $37.10       $28.33
Income from Investment Operations:
   Net Investment Income...............................         .06          .09          .08          .21
   Net Realized and Unrealized Gain (Loss) on Investments      7.14        11.23         3.48         8.76

                       Total from Investment Operations        7.20        11.32         3.56         8.97

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.09)        (.02)        (.05)        (.20)

   Distributions from Capital Gains....................      (1.49)        (.37)       (1.18)         --

                      Total Dividends and Distributions      (1.58)        (.39)       (1.23)        (.20)


Net Asset Value, End of Period.........................      $55.98       $50.36       $39.43       $37.10



Total Return(b)........................................      14.58%       28.92%        9.80%       31.48%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $64,809      $42,241      $24,019      $8,279
   Ratio of Expenses to Average Net Assets.............      1.46%         1.48%        1.79%        1.80%(d)
   Ratio of Net Investment Income to Average Net Assets        .15%         .23%         .22%         .31%(d)
Portfolio Turnover Rate................................       21.9%        16.5%         1.8%        12.2%(d)


PRINCIPAL MIDCAP FUND, INC.(a)
---------------------------
Class A shares                                                 1998         1997         1996         1995        1994
--------------------------------------------------------------------------------         ----         ----        ----
Net Asset Value, Beginning of Period...................      $45.33       $35.75       $31.45       $25.08      $23.56
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............       (.07)          .07          .14          .12         --
   Net Realized and Unrealized Gain (Loss) on Investments    (4.26)        10.80         5.05         6.45        1.61

                       Total from Investment Operations      (4.33)        10.87         5.19         6.57        1.61

Less Dividends and Distributions:
   Dividends from Net Investment Income................         --         (.11)        (.14)        (.06)         --

   Distributions from Capital Gains....................      (1.10)       (1.18)        (.75)        (.14)       (.09)

                      Total Dividends and Distributions      (1.10)       (1.29)        (.89)        (.20)       (.09)


Net Asset Value, End of Period.........................      $39.90       $45.33       $35.75       $31.45      $25.08



Total Return(b)........................................      (9.78)%      31.26%       16.89%       26.89%       6.86%


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $332,942     $346,666     $229,465     $150,611    $92,965
   Ratio of Expenses to Average Net Assets.............       1.22%        1.26%        1.32%        1.47%       1.74%
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (.14)%         .20%         .46%         .47%        .02%
Portfolio Turnover Rate................................       25.1%         9.5%        12.3%        13.5%        8.1%




PRINCIPAL MIDCAP FUND, INC.(a)
Class B shares                                                 1998         1997         1996         1995(e)
--------------------------------------------------------------------------------         ----         ----
Net Asset Value, Beginning of Period...................      $44.88       $35.48       $31.31       $23.15
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............       (.23)        (.05)        (.04)         --
   Net Realized and Unrealized Gain (Loss) on Investments    (4.26)        10.64         4.97        8.18

                       Total from Investment Operations      (4.49)        10.59         4.93         8.18

Less Dividends and Distributions:
   Dividends from Net Investment Income................         --         (.01)        (.01)        (.02)

   Distributions from Capital Gains....................      (1.10)       (1.18)        (.75)         --

                      Total Dividends and Distributions      (1.10)       (1.19)        (.76)        (.02)


Net Asset Value, End of Period.........................      $39.29       $44.88       $35.48       $31.31



Total Return(b)........................................      (10.24)%     30.64%       16.07%       35.65%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $68,358      $59,554      $28,480      $8,997
   Ratio of Expenses to Average Net Assets.............       1.73%        1.69%        2.01%        2.04%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (.66)%       (.24)%       (.24)%       (.17)%(d)
Portfolio Turnover Rate................................       25.1%         9.5%        12.3%        13.5%(d)



PRINCIPAL REAL ESTATE FUND, INC.
Class A shares                                                1998(f)
----------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $10.15
Income from Investment Operations:
   Net Investment Income...............................      .20
   Net Realized and Unrealized Gain (Loss) on Investments    (1.76)

                       Total from Investment Operations      (1.56)
Less Dividends:
   Dividends from Net Investment Income................       (.20)


                                        Total Dividends       (.20)


Net Asset Value, End of Period.........................      $ 8.39


Total Return(b)........................................      (15.45)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $5,490
   Ratio of Expenses to Average Net Assets.............       2.25%(d)
   Ratio of Net Investment Income to Average Net Assets       2.89%(d)
   Portfolio Turnover Rate.............................      60.4%(d)




PRINCIPAL REAL ESTATE FUND, INC.
Class B shares                                                1998(f)
----------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $10.15
Income from Investment Operations:
   Net Investment Income...............................         .20
   Net Realized and Unrealized Gain (Loss) on Investments     (1.78)

                       Total from Investment Operations      (1.58)
Less Dividends:
   Dividends from Net Investment Income................      (.19)


                                        Total Dividends      (.19)


Net Asset Value, End of Period.........................      $ 8.38



Total Return(b)........................................      (15.67)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $3,120
   Ratio of Expenses to Average Net Assets.............      2.47%(d)
   Ratio of Net Investment Income to Average Net Assets      2.67%(d)
   Portfolio Turnover Rate.............................      60.4%(d)




PRINCIPAL SMALLCAP FUND, INC.
Class A shares                                                1998(f)
----------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $ 9.92
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............       (.08)
   Net Realized and Unrealized Gain (Loss) on Investments    (1.41)

                       Total from Investment Operations      (1.49)
Less Dividends:
   Dividends from Net Investment Income................      --

                                        Total Dividends      --


Net Asset Value, End of Period.........................      $8.43



Total Return(b)........................................      (15.95)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $18,438
   Ratio of Expenses to Average Net Assets.............       2.58%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................       (1.65)%(d)
   Portfolio Turnover Rate.............................       20.5%(d)


PRINCIPAL SMALLCAP FUND, INC.
Class B shares                                                 1998(f)
----------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $ 9.91
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............      (.11)
   Net Realized and Unrealized Gain (Loss) on Investments    (1.39)

                       Total from Investment Operations      (1.50)
Less Dividends:
   Dividends from Net Investment Income................      --

                                        Total Dividends      --


Net Asset Value, End of Period.........................      $8.41



Total Return(b)........................................      (16.15)%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $6,550
   Ratio of Expenses to Average Net Assets.............       2.80%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (1.85)%(d)
   Portfolio Turnover Rate.............................      20.5%(d)




PRINCIPAL UTILITIES FUND, INC.(a)
Class A shares                                                 1998         1997         1996         1995        1994
-------------------------------------------------------------------  -----------         ----         ----        ----
Net Asset Value, Beginning of Period...................      $12.55       $11.40       $10.94        $9.25      $11.45
Income from Investment Operations:
   Net Investment Income(g)............................         .41          .48          .44          .48         .46
   Net Realized and Unrealized Gain (Loss) on Investments      3.59         1.12          .45         1.70       (2.19)

                       Total from Investment Operations        4.00         1.60          .89         2.18      (1.73)

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.44)        (.45)        (.43)        (.49)       (.45)

   Distributions from Capital Gains....................         --           --          --           --         (.02)

                      Total Dividends and Distributions       (.44)        (.45)        (.43)        (.49)       (.47)


Net Asset Value, End of Period.........................      $16.11       $12.55       $11.40       $10.94       $9.25



Total Return(b)........................................       32.10%      14.26%        8.13%       24.36%      (15.20)%


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $83,533      $64,366      $66,322      $65,873     $56,747
   Ratio of Expenses to Average Net Assets(g)..........       1.15%        1.15%        1.17%        1.04%       1.00%
   Ratio of Net Investment Income to Average Net Assets       2.73%        3.90%        3.85%        4.95%       4.89%
   Portfolio Turnover Rate.............................       11.9%        22.5%        34.2%        13.0%       13.8%




PRINCIPAL UTILITIES FUND, INC.(a)
Class B shares                                                 1998         1997         1996         1995(e)
--------------------------------------------------------------------------------         ----         ----
Net Asset Value, Beginning of Period...................      $12.53       $11.38       $10.93        $9.20
Income from Investment Operations:
   Net Investment Income(g)............................         .30          .38          .36         .40
   Net Realized and Unrealized Gain (Loss) on Investments      3.59         1.13          .43        1.77

                       Total from Investment Operations        3.89         1.51          .79         2.17

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.33)        (.36)        (.34)        (.44)

   Distributions from Capital Gains....................         --           --          --           --

                      Total Dividends and Distributions       (.33)        (.36)        (.34)        (.44)


Net Asset Value, End of Period.........................      $16.09       $12.53       $11.38       $10.93



Total Return(b)........................................       31.23%      13.41%        7.23%       24.18%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $11,391      $6,937       $5,579       $3,952
   Ratio of Expenses to Average Net Assets(g)..........       1.90%        1.90%        1.93%        1.72%(d)
   Ratio of Net Investment Income to Average Net Assets       2.04%        3.14%        3.07%        3.84%(d)
   Portfolio Turnover Rate                                    11.9%.       22.5%        34.2%       13.0%(d)

Notes to Financial Highlights

(a) Effective January 1, 1998, the following changes were made to the names of the Domestic Growth Funds:

     Former Fund Name                              New Fund Name
 Princor Balanced Fund, Inc.                  Principal Balanced Fund,Inc.
 Princor Blue Chip Fund, Inc.                 Principal Blue Chip Fund,Inc.
 Princor Capital Accumulation Fund, Inc.      Principal Capital Value Fund, Inc.
 Princor Growth Fund, Inc.                    Principal Growth Fund, Inc.
 Princor Emerging Growth Fund, Inc.           Principal MidCap Fund, Inc.
 Princor Utilities Fund, Inc.                 Principal Utilities Fund,Inc.

(b) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c) Total return amounts have not been annualized.

(d) Computed on an annualized basis.

(e) Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995. The Domestic Growth Funds' Class B shares recognized net investment income as follows for the period from the initial purchase of Class B shares on December 5, 1994 through December 8, 1994, none of which was distributed to the sole shareholder, Principal Management Corporation. The Domestic Growth Funds' Class B shares incurred unrealized losses on investments during the initial interim period as follows. This represents Class B share activities of each fund prior to the initial public offering of Class B shares:

                                               Net Investment
                                                   Income

 Principal Balanced Fund, Inc.                    $--            $(.19)
 Principal Blue Chip Fund, Inc.                    --             (.15)
 Principal Capital Value Fund, Inc.                --             (.46)
 Principal Growth Fund, Inc.                       --             (.86)
 Principal MidCap Fund, Inc.                       --             (.77)
 Principal Utilities Fund, Inc.                    .01            (.01)

(f) Period from December 31, 1997, date Class A and Class B shares first offered to the public, through October 31, 1998. With respect to Principal Real Estate Fund, Inc. Class A and Class B shares, net investment income aggregating $.03 per share for the period from the initial purchase of shares on December 11, 1997 through December 30, 1997 was recognized, of which $.01 per share was distributed to its sole shareholder, Principal Life Insurance Company, during the period. With respect to Principal SmallCap Fund, Inc. Class A and Class B shares, net investment income aggregating $.01 per share from the initial purchase of shares on December 11, 1997 through December 30, 1997 was recognized. Principal SmallCap Fund, Inc. Class A and Class B distributed a tax return of capital of $.01 per share to the sole shareholder, Principal Life Insurance Company, during the period. Principal Real Estate Fund, Inc. and Principal SmallCap Fund, Inc. Class A and Class B shares incurred unrealized gains (losses) on investments during the initial interim period as follows. This represents Class A and Class B share activities of each fund prior to the initial public offering of each class of shares.

                                               Per Share Unrealized
                                                    Gain (Loss)

                                            Class              Class
                                              A                  B

  Principal Real Estate Fund, Inc.         $ .13              $ .13
  Principal SmallCap Fund, Inc.             (.08)              (.09)

(g) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, Principal Utilities Fund, Inc. would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                          Year Ended
                                          October 31,       Per Share      Ratio of Expenses
                                            Except       Net Investment     to Average Net         Amount
                                            as Noted         Income             Assets             Waived


                  Class A                    1998         $.39                  1.23%            $  60,477
                                             1997             .46               1.25%               65,940
                                             1996             .43               1.25%               54,932
                                             1995             .46               1.30%              151,145
                                             1994             .41               1.50%              284,836

                  Class B                    1998             .29               2.00%                9,557
                                             1997             .37               1.95%                3,753
                                             1996             .34               2.06%                6,690
                                             1995(e)          .40               1.81%(d)             1,338

International Growth-Oriented Funds

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
Class A shares                                                 1998         1997(a)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $8.29        $9.51
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............       (.02)        (.01)
   Net Realized and Unrealized Gain (Loss) on Investments    (1.73)       (1.21)

                       Total from Investment Operations      (1.75)       (1.22)
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           --

   Distributions from Capital Gains....................         --           --

                      Total Dividends and Distributions         --           --


Net Asset Value, End of Period.........................       $6.54        $8.29



Total Return(b)........................................       (21.11)%     (10.18)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $7,312       $5,039
   Ratio of Expenses to Average Net Assets.............       3.31%        2.03%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (.36)%       (.32)%(d)
   Portfolio Turnover Rate.............................       45.2%        21.4%(d)




PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
Class B shares                                                 1998         1997(a)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $8.28        $9.51
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............       (.05)        (.01)
   Net Realized and Unrealized Gain (Loss) on Investments    (1.71)       (1.22)

                       Total from Investment Operations      (1.76)       (1.23)
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           --

   Distributions from Capital Gains....................         --           --

                      Total Dividends and Distributions         --           --


Net Asset Value, End of Period.........................       $6.52        $8.28



Total Return(b)........................................      (21.26)%     (10.29)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $3,275       $3,116
   Ratio of Expenses to Average Net Assets.............       3.59%        2.16%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (.69)%       (.46)%(d)
   Portfolio Turnover Rate.............................       45.2%        21.4%(d)


PRINCIPAL INTERNATIONAL FUND, INC.(e)
Class A shares                                                 1998         1997         1996         1995        1994
--------------------------------------------------------------------------------         ----         ----        ----
Net Asset Value, Beginning of Period...................       $9.33        $8.14        $7.28        $7.44       $6.85
Income from Investment Operations:
   Net Investment Income...............................         .13          .09          .10          .08         .01
   Net Realized and Unrealized Gain (Loss) on Investments       .04         1.52         1.17         (.02)        .64

                       Total from Investment Operations         .17         1.61         1.27          .06         .65

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.10)        (.11)        (.08)        (.03)       (.02)

   Distributions from Capital Gains....................       (.20)        (.31)        (.33)        (.19)       (.04)

                      Total Dividends and Distributions       (.30)        (.42)        (.41)        (.22)       (.06)


Net Asset Value, End of Period.........................       $9.20        $9.33        $8.14        $7.28       $7.44



Total Return(b)........................................       1.93%       20.46%        18.36%       1.03%        9.60%


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $302,757     $281,158      $172,276     $126,554    $115,812
   Ratio of Expenses to Average Net Assets.............       1.25%        1.39%        1.45%        1.63%       1.74%
   Ratio of Net Investment Income to Average Net Assets       1.45%        1.25%        1.43%        1.10%        .10%
Portfolio Turnover Rate................................       38.7%        26.6%        23.8%        35.4%       13.2%




PRINCIPAL INTERNATIONAL FUND, INC.(e)
Class B shares                                                 1998         1997         1996         1995(f)
--------------------------------------------------------------------------------         ----         ----
Net Asset Value, Beginning of Period...................       $9.26        $8.07        $7.24        $6.71
Income from Investment Operations:
   Net Investment Income...............................         .07          .03          .03          .05
   Net Realized and Unrealized Gain (Loss) on Investments       .04         1.51         1.15          .51

                       Total from Investment Operations         .11         1.54         1.18          .56

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.03)        (.04)        (.02)        (.03)

   Distributions from Capital Gains....................       (.20)        (.31)        (.33)         --

                      Total Dividends and Distributions       (.23)        (.35)        (.35)        (.03)


Net Asset Value, End of Period.........................       $9.14        $9.26        $8.07        $7.24



Total Return(b)........................................        1.27%      19.62%        17.16         9.77%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $41,676      $33,842       $15,745      $3,908
   Ratio of Expenses to Average Net Assets.............       1.91%        2.17%        2.28%        2.19%(d)
   Ratio of Net Investment Income to Average Net Assets        .77%         .42%         .64%         .58%(d)
Portfolio Turnover Rate................................       38.7%        26.6%        23.8%        35.4%(d)


PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
Class A shares                                                 1998         1997(a)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $9.96       $10.04
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............       (.07)        (.01)
   Net Realized and Unrealized Gain (Loss) on Investments      .10         (.07)

                       Total from Investment Operations         .03        (.08)
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           --

   Distributions from Capital Gains....................         --           --

                      Total Dividends and Distributions         --           --


Net Asset Value, End of Period.........................       $9.99        $9.96



Total Return(b)........................................        .30%         .50%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $11,765      $6,210
   Ratio of Expenses to Average Net Assets.............       2.66%        1.99%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (.81)%       (.40)%(d)
   Portfolio Turnover Rate.............................       99.8%        10.4%(d)




PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
Class B shares                                                 1998         1997(a)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $9.96       $10.04
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............       (.10)        (.01)
   Net Realized and Unrealized Gain (Loss) on Investments      .11         (.07)

                       Total from Investment Operations         .01        (.08)
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           --

   Distributions from Capital Gains....................         --           --

                      Total Dividends and Distributions         --           --


Net Asset Value, End of Period.........................       $9.97        $9.96



Total Return(b)........................................         .10%        .50%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $6,585       $4,774
   Ratio of Expenses to Average Net Assets.............       2.90%        2.07%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.05)%      (.47)%(d)
   Portfolio Turnover Rate.............................       99.8%        10.4%(d)

Notes to Financial Highlights

(a) Period from August 29, 1997, date Class A and Class B shares first offered to the public, through October 31, 1997. Principal International Emerging Markets Fund, Inc. and Principal International SmallCap Fund, Inc. classes of shares recognized net investment income as follows for the period from the initial purchase of shares on August 14, 1997, through August 28, 1997, none of which was distributed to the sole shareholder, Principal Life Insurance Company. Principal International Emerging Markets Fund, Inc. and Principal International SmallCap Fund, Inc. incurred unrealized gains (losses) on investments during the initial interim period as follows. This represents Class A and Class B share activities prior to the initial public offering of all classes of shares of each fund.


                                                              Per Share                Per Share
                                                           Net Investment              Unrealized
                                                               Income                 Gain (Loss)

    Principal International Emerging Markets Fund, Inc.:
        Class A                                             $.01                         $(.50)
        Class B                                              .01                          (.50)
    Principal International SmallCap Fund, Inc.:
        Class A                                              .01                           .03
        Class B                                              .01                           .03

(b) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c) Total return amounts have not been annualized.

(d) Computed on an annualized basis.

(e) Effective January 1, 1998, Princor World Fund, Inc. changed its name to Principal International Fund, Inc.

(f) Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995. Principal International Fund, Inc. Class B shares recognized no net investment income for the period from the initial purchase by Principal Management Corporation of Class B shares on December 5, 1994, through December 8, 1994. Additionally, Class B shares incurred unrealized losses on investments of $.07 per share during the initial interim period. This represents Class B share activities of the fund prior to the initial public offering of Class B shares.


Income-Oriented Funds

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL BOND FUND, INC.(a)
Class A shares                                                 1998         1997         1996        1995         1994
---------------------------------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period.....................    $11.44       $11.17       $11.42       $10.27      $11.75
Income from Investment Operations:
   Net Investment Income(b).............................        .71          .75          .76          .78         .78
   Net Realized and Unrealized Gain (Loss) on Investments       .16          .33        (.25)         1.16      (1.47)

                        Total from Investment Operations        .87         1.08          .51         1.94       (.69)

Less Dividends and Distributions:
   Dividends from Net Investment Income..................     (.72)        (.81)        (.76)        (.78)       (.78)

   Distributions from Capital Gains......................       --          --           --          (.01)       (.01)

                       Total Dividends and Distributions      (.72)        (.81)        (.76)        (.79)       (.79)


Net Asset Value, End of Period...........................    $11.59       $11.44       $11.17       $11.42      $10.27



Total Return(c)..........................................      7.76%      10.15%        4.74%       19.73%      (6.01)%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............  $148,081     $126,427     $113,437     $106,962     $88,801
   Ratio of Expenses to Average Net Assets(b)............      .95%         .95%         .95%         .94%         .95%
   Ratio of Net Investment Income to Average Net Assets..     6.19%        6.70%        6.85%        7.26%       7.27%
Portfolio Turnover Rate..................................     15.2%        12.8%         3.4%         5.1%        8.9%




PRINCIPAL BOND FUND, INC.(a)
Class B shares                                                 1998         1997        1996         1995(f)
---------------------------------------------------------------------------------------------           ----
Net Asset Value, Beginning of Period.....................    $11.42       $11.15       $11.41       $10.19
Income from Investment Operations:
   Net Investment Income(b)..............................       .63          .67          .67          .63
   Net Realized and Unrealized Gain (Loss) on Investments       .16          .31        (.25)         1.19

                        Total from Investment Operations        .79          .98          .42         1.82

Less Dividends and Distributions:
   Dividends from Net Investment Income..................     (.63)        (.71)        (.68)        (.60)

   Distributions from Capital Gains......................       --          --           --           --

                       Total Dividends and Distributions      (.63)        (.71)        (.68)        (.60)

Net Asset Value, End of Period...........................    $11.58       $11.42       $11.15       $11.41



Total Return(c)..........................................     7.04%        9.20%        3.91%      17.98%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $22,466      $13,403       $7,976       $2,708
   Ratio of Expenses to Average Net Assets(b)............     1.67%        1.70%        1.69%       1.59%(e)
   Ratio of Net Investment Income to Average Net Assets..     5.45%        5.92%        6.14%       6.30%(e)
Portfolio Turnover Rate..................................     15.2%        12.8%         3.4%        5.1%(e)


PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.(a)
Class A shares                                                1998         1997         1996         1995         1994
---------------------------------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period.....................    $11.51       $11.26       $11.31       $10.28      $11.79
Income from Investment Operations:
   Net Investment Income.................................       .70          .70          .70          .71         .69
   Net Realized and Unrealized Gain (Loss) on Investments       .12          .29        (.05)         1.02      (1.40)

                        Total from Investment Operations        .82          .99          .65         1.73       (.71)

Less Dividends and Distributions:
   Dividends from Net Investment Income..................     (.70)        (.74)        (.70)        (.70)       (.68)

   Distributions from Capital Gains......................       --          --           --           --         (.12)

                       Total Dividends and Distributions      (.70)        (.74)        (.70)        (.70)       (.80)


Net Asset Value, End of Period...........................    $11.63       $11.51       $11.26       $11.31      $10.28



Total Return(c)..........................................     7.38%        9.23%        6.06%       17.46%      (6.26)%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............  $251,455     $249,832     $259,029     $261,128     $249,438
   Ratio of Expenses to Average Net Assets...............      .86%         .84%         .81%         .87%         .95%
   Ratio of Net Investment Income to Average Net Assets..     6.07%        6.19%        6.31%        6.57%        6.35%
Portfolio Turnover Rate..................................     17.1%        10.8%        25.9%        10.1%        24.8%




PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.(a)
Class B shares                                                 1998         1997         1996      1995(f)
---------------------------------------------------------------------------------------------           ----
Net Asset Value, Beginning of Period.....................    $11.50       $11.23       $11.29       $10.20
Income from Investment Operations:
   Net Investment Income.................................       .62          .64          .61          .56
   Net Realized and Unrealized Gain (Loss) on Investments       .12          .29        (.05)         1.07

                        Total from Investment Operations        .74          .93          .56         1.63

Less Dividends and Distributions:
   Dividends from Net Investment Income..................     (.64)        (.66)        (.62)        (.54)

   Distributions from Capital Gains......................        --           --           --           --

                       Total Dividends and Distributions      (.64)        (.66)        (.62)        (.54)


Net Asset Value, End of Period...........................    $11.60       $11.50       $11.23       $11.29



Total Return(c)..........................................     6.60%        8.65%        5.17%      16.07%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $24,370      $15,431      $11,586       $4,699
   Ratio of Expenses to Average Net Assets...............     1.57%        1.39%        1.60%       1.53%(e)
   Ratio of Net Investment Income to Average Net Assets..     5.43%        5.63%        5.53%       5.68%(e)
Portfolio Turnover Rate..................................     17.1%        10.8%        25.9%       10.1%(e)


PRINCIPAL HIGH YIELD FUND, INC.(a)
Class A shares                                                 1998         1997         1996         1995        1994
---------------------------------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period.....................     $8.52        $8.27        $8.06        $7.83       $8.36
Income from Investment Operations:
   Net Investment Income.................................       .64          .67          .68          .68         .63
   Net Realized and Unrealized Gain (Loss) on Investments     (.88)          .31          .23          .20       (.51)

                        Total from Investment Operations      (.24)          .98          .91          .88         .12


Less Dividends and Distributions:
   Dividends from Net Investment Income..................     (.64)        (.73)        (.70)        (.65)       (.65)

   Excess Distribution of Net Investment Income(h).......     (.01)         --           --           --           --

                       Total Dividends and Distributions      (.65)        (.73)        (.70)        (.65)       (.65)



Net Asset Value, End of Period...........................     $7.63        $8.52        $8.27        $8.06       $7.83



Total Return(c)..........................................    (3.18)%      12.33%       11.88%      11.73%        1.45%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $33,474      $38,239      $28,432      $23,396     $19,802
   Ratio of Expenses to Average Net Assets...............     1.40%        1.22%        1.26%        1.45%       1.46%
   Ratio of Net Investment Income to Average Net Assets..     7.71%        7.99%        8.49%        8.71%       7.82%
Portfolio Turnover Rate..................................     65.9%        39.2%        18.8%        40.3%       27.2%




PRINCIPAL HIGH YIELD FUND, INC.(a)
Class B shares                                                 1998         1997         1996       1995(f)
---------------------------------------------------------------------------------------------           ----   ----
Net Asset Value, Beginning of Period.....................     $8.47        $8.22        $8.05        $7.64
Income from Investment Operations:
   Net Investment Income.................................       .57          .62          .60          .53
   Net Realized and Unrealized Gain (Loss) on Investments     (.87)          .28          .20          .38

                       Total from Investment Operations       (.30)          .90          .80          .91


Less Dividends and Distributions:
   Dividends from Net Investment Income..................     (.57)        (.65)        (.63)        (.50)

   Excess Distribution of Net Investment Income(h).......     (.01)         --           --           --

                       Total Dividends and Distributions      (.58)        (.65)        (.63)        (.50)



Net Asset Value, End of Period...........................     $7.59        $8.47        $8.22        $8.05



Total Return(c)..........................................    (3.93)%      11.31%       10.46%      12.20%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $8,527       $6,558       $2,113           $633
   Ratio of Expenses to Average Net Assets...............     2.34%        2.13%        2.38%       2.10%(e)
   Ratio of Net Investment Income to Average Net Assets..     6.78%        7.03%        7.39%       7.78%(e)
Portfolio Turnover Rate..................................     65.9%        39.2%        18.8%       40.3%(e)



PRINCIPAL LIMITED TERM BOND FUND, INC.(a)
--------------------------------------
Class A shares                                                 1998         1997       1996(g)
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.....................     $9.88        $9.89        $9.90
Income from Investment Operations:
   Net Investment Income(b)..............................       .57          .61          .38
   Net Realized and Unrealized Gain (Loss) on Investments       .06          .03        (.04)

                        Total from Investment Operations        .63          .64          .34


Less Dividends from Net Investment Income................     (.58)        (.65)        (.35)



Net Asset Value, End of Period...........................     $9.93        $9.88        $9.89



Total Return(c)..........................................      6.57%       6.75%      3.62%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $27,632      $20,567      $17,249
   Ratio of Expenses to Average Net Assets(b)............       .82%        .90%        .89%(e)
   Ratio of Net Investment Income to Average Net Assets..      5.86%       6.20%       6.01%(e)
   Portfolio Turnover Rate...............................      23.8%       17.4%       16.5%(e)




PRINCIPAL LIMITED TERM BOND FUND, INC.(a)
Class B shares                                                 1998         1997       1996(g)
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.....................     $9.90        $9.89        $9.90
Income from Investment Operations:
   Net Investment Income(b)..............................       .54          .56          .36
   Net Realized and Unrealized Gain (Loss) on Investments       .06          .04        (.05)

                        Total from Investment Operations        .60          .60          .31


Less Dividends from Net Investment Income................     (.52)        (.59)        (.32)



Net Asset Value, End of Period...........................     $9.98        $9.90        $9.89



Total Return(c)..........................................      6.24%       6.31%       3.32%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $1,705         $625         $112
   Ratio of Expenses to Average Net Assets(b)............     1.22%        1.24%       1.15%(e)
   Ratio of Net Investment Income to Average Net Assets..     5.44%        5.84%       5.75%(e)
Portfolio Turnover Rate..................................     23.8%        17.4%       16.5%(e)




PRINCIPAL TAX-EXEMPT BOND FUND, INC.(a)
Class A shares                                                 1998         1997         1996        1995         1994
---------------------------------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period.....................    $12.38       $12.04       $11.98       $10.93      $12.62
Income from Investment Operations:
   Net Investment Income.................................       .60          .63          .64          .65         .64
   Net Realized and Unrealized Gain (Loss) on Investments       .22          .39          .07         1.05      (1.54)

                        Total from Investment Operations        .82         1.02          .71         1.70       (.90)

Less Dividends and Distributions:
   Dividends from Net Investment Income..................     (.61)        (.68)        (.65)        (.65)       (.63)

   Distributions from Capital Gains......................       --          --           --           --         (.16)


                       Total Dividends and Distributions      (.61)        (.68)        (.65)        (.65)       (.79)


Net Asset Value, End of Period...........................    $12.59       $12.38       $12.04       $11.98      $10.93



Total Return(c).........................................      6.76%        8.71%        6.08%      16.03%      (7.41)%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............  $204,865     $193,007     $187,180     $179,715    $171,425
   Ratio of Expenses to Average Net Assets...............      .83%         .79%         .78%         .83%        .91%
   Ratio of Net Investment Income to Average Net Assets..     4.83%        5.14%        5.34%        5.67%       5.49%
Portfolio Turnover Rate..................................      6.6%         8.9%         9.8%        17.6%       20.6%




PRINCIPAL TAX-EXEMPT BOND FUND, INC.(a)
Class B shares                                                 1998         1997        1996        1995(f)
---------------------------------------------------------------------------------------------           ----
Net Asset Value, Beginning of Period.....................    $12.39       $12.02       $11.96       $10.56
Income from Investment Operations:
   Net Investment Income.................................       .53          .55          .55          .50
   Net Realized and Unrealized Gain (Loss) on Investments       .20          .40          .06         1.38

                        Total from Investment Operations        .73          .95          .61         1.88

Less Dividends and Distributions:
   Dividends from Net Investment Income.................      (.53)        (.58)        (.55)        (.48)

   Distributions from Capital Gains.....................        --          --           --           --

                       Total Dividends and Distributions      (.53)        (.58)        (.55)        (.48)


Net Asset Value, End of Period...........................    $12.59       $12.39       $12.02       $11.96



Total Return(c)..........................................     6.01%        8.08%        5.23%       17.97%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $11,419       $7,783       $5,794       $3,486
   Ratio of Expenses to Average Net Assets...............     1.43%        1.45%        1.52%       1.51%(e)
   Ratio of Net Investment Income to Average Net Assets..     4.22%        4.46%        4.59%       4.78%(e)
Portfolio Turnover Rate..................................      6.6%         8.9%         9.8%       17.6%(e)

Notes to Financial Highlights

(a) Effective January 1, 1998, the following changes were made to the names of the Income Funds:

          Former Fund Name                                    New Fund Name
  ---------------------------------------                     -------------
 Princor Bond Fund, Inc.                           Principal Bond Fund, Inc.
 Princor Government Securites Income Fund, Inc.    Principal Government Securities  Income Fund, Inc.
 Princor High Yield Fund, Inc.                     Principal High Yield Fund, Inc.
 Princor Limited Term Bond Fund, Inc.              Principal Limited Term Bond Fund, Inc.
 Princor Tax-Exempt Bond Fund, Inc.                Principal Tax-Exempt Bond Fund, Inc.

(b) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the following funds would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                                   Year Ended
                                                    October 31,        Per Share        Ratio of Expenses
                                                      Except        Net Investment       to Average Net         Amount
                                                     as Noted           Income               Assets             Waived


         Principal Bond Fund, Inc.:
              Class A                                 1998                $.70               1.04%             $121,092
                                                      1997                 .74                .98                41,256
                                                      1996                 .76                .97                22,536
                                                      1995                 .77               1.02                86,018
                                                      1994                 .77               1.09               120,999

              Class B                                 1998                 .62               1.81                26,130
                                                      1997                 .66               1.79                 8,982
                                                      1996                 .67               1.79                 5,874
                                                      1995(f)              .62               1.62(e)                300

         Principal Limited Term Bond Fund, Inc.:
              Class A                                 1998                 .55               1.13                76,952
                                                      1997                 .59               1.15                46,271
                                                      1996(h)              .37               1.16(e)             22,716

              Class B                                 1998                 .47               2.36                11,537
                                                      1997                 .46               3.82                 6,528
                                                      1996(h)              .34               1.94(e)                259

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d) Total return amounts have not been annualized.

(e) Computed on an annualized basis.

(f) Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995. Certain of the Income Funds' Class B shares recognized net investment income as follows, for the period from the initial purchase of Class B shares on December 5, 1994 through December 8, 1994, none of which was distributed to the sole shareholder, Principal Management Corporation. Additionally, the Income Funds' Class B shares incurred unrealized losses on investments during the initial interim period as follows. This represents Class B share activities of each fund prior to the initial public offering of Class B shares:

                                                                        Per Share            Per Share
                                                                     Net Investment         Unrealized
                                                                         Income               (Loss)


              Principal Bond Fund, Inc.                                $.01                    $ --
              Principal Government Securities Income Fund, Inc.            .01                  (.02)
              Principal High Yield Fund, Inc.                              .01                  (.03)
              Principal Tax-Exempt Bond Fund, Inc.                         --                   (.05)

(g) Period from February 29, 1996, date shares first offered to the public, through October 31, 1996. With respect to Class A shares, net investment income, aggregating $.02 per share for the period from the initial purchase of shares on February 13, 1996 through February 28, 1996, was recognized, none of which was distributed to its sole shareholder, Principal Life Insurance Company during the period. Additionally, Class A shares incurred unrealized losses on investments of $.12 per share during the initial interim period. With respect to Class B shares, no net investment income was recognized for the period from initial purchase of shares on February 27, 1996 through February 28, 1996. Additionally, Class B shares incurred unrealized losses on investments of $.02 per share during the initial interim period. This represents Class A share and Class B share activities of the fund prior to the initial public offering of both classes of shares.

(h) Dividends and distributions which exceed investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains on investments. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

Money Market Fund

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL CASH MANAGEMENT FUND, INC.(a)
Class A shares                                                 1998         1997         1996         1995        1994
--------------------------------------------------------------------------------         ----         ----        ----
Net Asset Value, Beginning of Period....................     $1.000       $1.000       $1.000       $1.000      $1.000
Income from Investment Operations:
   Net Investment Income(b).............................       .051         .050         .049        .052         .033
   Net Realized and Unrealized Gain (Loss) on Investments       --           --           --          --             --

                       Total from Investment Operations        .051         .050         .049         .052        .033


Less Dividends From Net Investment Income...............     (.051)       (.050)       (.049)       (.052)      (.033)



Net Asset Value, End of Period..........................     $1.000       $1.000       $1.000       $1.000      $1.000



Total Return(c).........................................      5.10%        4.96%        5.00%       5.36%        2.67%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands).............    $294,918     $836,072     $694,962     $623,864    $332,346
   Ratio of Expenses to Average Net Assets(b)...........     .56%(e)         .63%         .66%        .72%         .70%
   Ratio of Net Investment Income to Average Net Assets.      5.12%        4.98%        4.88%        5.24%       3.27%



PRINCIPAL CASH MANAGEMENT FUND, INC.(a)
Class B shares                                                 1998         1997        1996       1995(g)
---------------------------------------------------------------------------------------------           ----
Net Asset Value, Beginning of Period....................     $1.000       $1.000       $1.000       $1.000
Income from Investment Operations:
   Net Investment Income(b).............................       .042         .041         .041        .041
   Net Realized and Unrealized Gain (Loss) on Investments      --           --           --            --

                       Total from Investment Operations        .042         .041         .041         .041


Less Dividends from Net Investment Income...............     (.042)       (.041)       (.041)       (.041)



Net Asset Value, End of Period..........................     $1.000       $1.000       $1.000       $1.000



Total Return(c).........................................      4.25%        4.05%          4.13%     4.19%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands).............     $3,602         $992         $520         $208
   Ratio of Expenses to Average Net Assets(b)...........    1.41%(e)       1.47%        1.50%       1.42%(f)
   Ratio of Net Investment Income to Average Net Assets.      4.23%        4.08%        4.08%       4.50%(f)


Notes to Financial Highlights

(a) Effective January 1, 1998, the following changes were made to the names of the Money Market Funds:

        Former Fund Name                          New Fund Name
Princor Cash Management Fund, Inc.      Principal Cash Management Fund, Inc.

(b) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the Money Market Funds would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                                          Year Ended                         Ratio of
                                                        October 31,         Per Share        Expenses
                                                          Except         Net Investment     to Average          Amount
                                                          as Noted           Income         Net Assets          Waived

     Principal Cash Management Fund, Inc.:
         Class A                                            1998(e)         $ .051               .56%         $   --
                                                            1997              .050               .63              --
                                                            1996              .049               .67              7,102
                                                            1995              .052               .78            296,255
                                                            1994              .031               .90            595,343

         Class B                                            1998(e)           .041              1.49              1,343
                                                            1997              .036              2.14              5,492
                                                            1996              .029              3.94              6,140
                                                            1995(g)           .041(f)           1.63(f)             104

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d) Total return amounts have not been annualized.

(e) Management fee waivers apply to November 1, 1997 through February 28, 1998.

(f) Computed on an annualized basis.

(g) Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995.

Additional information about the Funds is available in the Statement of Additional Information dated March 1, 1999, and which is part of this prospectus. Information about the Funds' investments is also available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year. The Statement of Additional Information and annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306.
Telephone 1-800-247-4123.

Information about the Funds can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 800-SEC-0330. Reports and other information about the Funds are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

The U.S. Government does not insure or guarantee an investment in any of the Funds. There can be no assurance the Money Market Fund will be able to maintain a stable share price of $1.00 per share.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
       SEC FILE            DOMESTIC GROWTH-ORIENTED FUNDS

       811-05072           Principal Balanced Fund, Inc.
       811-06263           Principal Blue Chip Fund, Inc.
       811-01874           Principal Capital Value Fund, Inc.
       811-01873           Principal Growth Fund, Inc.
       811-05171           Principal MidCap Fund, Inc.
       811-08379           Principal Real Estate Fund, Inc.
       811-08381           Principal SmallCap Fund, Inc.
       811-07266           Principal Utilities Fund, Inc.

                           INTERNATIONAL GROWTH-ORIENTED FUNDS

       811-08249           Principal International Emerging Markets Fund, Inc.
       811-03183           Principal International Fund, Inc.
       811-08251           Principal International SmallCap Fund, Inc.

                           INCOME-ORIENTED FUNDS

       811-05172           Principal Bond Fund, Inc.
       811-04226           Principal Government Securities Income Fund, Inc.
       811-05174           Principal High Yield Fund, Inc.
       811-07453           Principal Limited Term Bond Fund, Inc.
       811-04449           Principal Tax-Exempt Bond Fund, Inc.

                           MONEY MARKET FUND

       811-03585           Principal Cash Management Fund, Inc.